SEMI-ANNUAL REPORT

                                  (UNAUDITED)

                               FEBRUARY 29, 2000

                          VISTA CAPITAL ADVANTAGE (SM)

                       MUTUAL FUND VARIABLE ANNUITY TRUST

                   Vista Fund Distributors, Inc., distributor

This report must be accompanied or preceded by a current prospectus for Vista
                              Capital Advantage

         VISTA
   CAPITAL ADVANTAGE
MANAGED BY CHASE MANHATTAN

April 10, 2000

Dear Vista Capital Advantage Contract Owner:

Enclosed is the February 29, 2000 Semi-Annual Report of the Mutual Fund Variable Annuity Trust, whose portfolios serve as the underlying investments for the Vista Capital Advantage variable annuity.

The table below shows the one year and since inception results, after the deduction of all insurance and withdrawal fees, of the accounts in the Vista Capital Advantage at February 29, 2000. The insurance fees include mortality and expense risk charges, surrender charges and the annual contract administration charge. The surrender charges reflect the sales charges that would have been assessed against the contract value had the contract been surrendered.1

The first chart applies to all Vista Capital Advantage investors outside of New York state, whose policy is issued by Anchor National Life Insurance Company. The second chart applies to Vista Capital Advantage investors within New York state, whose policy is issued by First SunAmerica Life Insurance Company.

              Anchor National Life Insurance Company Policy Holders
                 Average Annual Total Return as of 2/29/002(2)

--------------------------------------------------------------------------
Portfolio (Contract Inception Date)           One-Year   Since Inception
--------------------------------------------------------------------------
 Growth and Income (3/13/95)                    -8.60%         12.98%
 Capital Growth (3/13/95)                       16.23%         14.94%
 International Equity (3/13/95)                 47.23%         13.57%
 Asset Allocation (3/13/95)                     -5.78%          8.98%
 U.S. Government Income (7/13/95)               -6.70%          2.39%
 Money Market (6/2/95)3                         -2.76%          2.71%
   7-day current yield as of 2/29/00; 3.81%

      First SunAmerica Life Insurance Company Policy Holders (New York)
                 Average Annual Total Return as of 2/29/002(2)

--------------------------------------------------------------------------
Portfolio (Contract Inception Date)           One-Year   Since Inception
--------------------------------------------------------------------------
 Growth and Income (12/6/95)                    -8.61%         10.45%
 Capital Growth (12/6/95)                       16.19%         12.22%
 International Equity (12/22/95)                47.17%         13.58%
 Asset Allocation (12/22/95)                    -5.79%          7.38%
 U.S. Government Income (12/22/95)              -6.69%          2.06%
 Money Market (12/22/93)(3)                     -2.69%          2.81%
   7-day current yield as of 2/29/00; 3.87%

Your Vista Capital Advantage variable annuity represents a unique combination of professional money management and tax advantages. It is designed to help contribute to your plans for a financially secure future. If you have any questions, please call your investment representative or 1-800-90-VISTA.

Sincerely,

/s/ Fergus Reid

Fergus Reid
Chairman
-------------

1 The Surrender Charge schedule for each year in states other than NY is as follows: 6%, 6%, 5%, 4%, 3%, 2%, 0%. In NY the Surrender Charge schedule for each year is: 6%, 6%, 5%, 4%, 3%, 2%, 1%, 0%. A 10% Federal tax penalty may apply to withdrawals before age 591/2.

2 Past performance is no guarantee of future results. An investor's return and principal value will fluctuate. An investor's units, when redeemed, may be worth more or less than their original investment. This material is authorized for public distribution only when accompanied or preceded by a prospectus for Vista Capital Advantage.

3 Fund shares are not insured or guaranteed by the FDIC or any other government agency. There can be no guarantee that the Fund will maintain a stable net asset value of $1.00.

The Vista Capital Advantage (VCA) is distributed by Vista Fund Distributors, Inc., which is unaffiliated with The Chase Manhattan Bank, Anchor National Life Insurance Company or First SunAmerica Life Insurance Company. Chase Manhattan is the portfolio advisor, administrator and custodian of the underlying investment options of the variable annuity. VCA is issued by Anchor National Life Insurance Company and in New York by First SunAmerica Life Insurance Company.

-------------------------------------------------------------------------------
Investments in Vista Capital Advantage are not deposits, or guaranteed or endorsed by, Chase, and are not insured by the FDIC, Federal Reserve Board or any other government agency. Investments in Vista Capital Advantage, including the underlying variable investment options, involve risk, including the possible loss of principal.
-------------------------------------------------------------------------------

The views expressed on this page are exclusively those of Chase Manhattan. The financial information presented on this page has been taken from the books and records of the portfolios without examination by independent accountants, who express no opinion thereto.

           Table of Contents
     4     Letter from the Chairman

           Performance & Commentary
     5     Growth and Income
     6     Capital Growth
     7     International Equity
     8     Asset Allocation
     9     U.S. Government Income
    10     Money Market

           Portfolio of Investments
    11     Growth and Income
    13     Capital Growth
    15     International Equity
    18     Asset Allocation
    21     U.S. Government Income
    21     Money Market

           Mutual Fund Variable Annuity Trust
    23     Statement of Assets & Liabilities
    24     Statement of Operations
    25     Statement of Changes in Net Assets
    26     Financial Highlights
 28-32     Notes to Financial Statements

     -----------------------------------
     The financial information in this
     report has been taken from the
     books and records of the funds
     without examination by independent
     accountants, who express no
     opinion thereto.
     -----------------------------------

     --------------------------------------------------------------------------
     INVESTMENTS IN VISTA CAPITAL ADVANTAGE ARE NOT DEPOSITS OF, OR GUARANTEED OR ENDORSED BY, THE CHASE MANHATTAN BANK, AND ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. INVESTMENTS IN VISTA CAPITAL ADVANTAGE, INCLUDING THE UNDERLYING VARIABLE INVESTMENT OPTIONS, INVOLVE RISK, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.
     --------------------------------------------------------------------------
page 4     Letter from the Chairman
                                                                  April 10, 2000
Dear Vista Capital Advantage Investor:

We are pleased to present this semi-annual report on the six portfolios underlying the Vista Capital Advantage Variable Annuity for the six-month period ended February 29, 2000. This report summarizes each portfolio's performance in light of events in the financial markets and the economy.

U.S. Economy Continues to Expand

During the period, economic conditions were favorable, with consumer confidence hovering near record levels and consumer spending showing little sign of slowing from its torrid pace. Wage pressures and consumer prices remained in check, though fears of higher inflation persisted.

Given this backdrop, the Federal Reserve raised short-term interest rates twice: first in November and again in February. The November rate hike was the third in 1999, offsetting the three rate cuts made by the Fed at the end of 1998 during the wake of the Asian financial crisis.

Technology Stocks Lead U.S. Market Higher

U.S equities recorded good investment results. Technology stocks led the advance, thanks to their better-than-expected earnings. Technology companies were hardly affected by concerns over higher short-term interest rates because many of these businesses use their stock as currency to finance the growth of their operations. The threat of higher inflation also had little impact on the value of their share prices. The projected earnings growth rates of these companies are so significant compared to most other sectors, that a modest increase in prices is not expected to have a significant effect on their near-term earnings capabilities.

European and Asian Stocks Advance

European and Asian markets posted good investment results, bolstered by improving market and economic conditions. Early in the period, the Bank of England surprised the market by raising interest rates to cool inflation fears ignited by global economic expansion. Soon after, the Japanese government announced a fiscal stimulus package for 2000 equal in size to 1998's record-setting spending package. At the end of the period, the Japanese economy was showing several encouraging signs, as evidenced by the meaningful increases in machinery orders and industrial production.

Sincerely,

/s/ Fergus Reid

Fergus Reid
Chairman

                                        Growth and Income Portfolio       page 5
                                                         (unaudited)

The Growth and Income Portfolio seeks to provide long-term capital appreciation and dividend income primarily through diversified holdings of common stocks.

Performance

The Growth and Income Portfolio produced a total return of (3.22%) for the six-month period ended February 29, 2000.

Strategy

Favorable economic and market conditions and good stock selection contributed favorably to the Portfolio's investment results. Performance was affected by the fact that highly valued stocks posted exceptional returns compared to many of the attractively-priced, value-oriented stocks represented in the Portfolio.

The Portfolio's investment in the technology sector proved beneficial to shareholders, thanks to the strong run-up in the values of these securities. Some of our better performing holdings in this group included General Instrument, Motorola and Geradyne, a semi-conductor company.

The Portfolio's investment in the financial services sector was mixed, as many banks and insurance companies came under pressure due to concerns over rising interest rates. Morgan Stanley Dean Witter was among our better performing financial holdings.

The Portfolio used the downturn in attractively-priced, fundamentally-sound companies as an opportunity to add selectively to certain value-oriented stocks. Although value stocks have underperformed growth stocks for several years, they now offer compelling valuations for long-term investing.

Outlook

Our outlook for the Portfolio is positive, due to the strong money flows going into equity funds as well as our positive forecast for corporate profits and the Federal Reserve's commitment to keep inflation under control. However, since investors are still unsure about the Fed's monetary policy for the rest of 2000, markets may likely remain volatile.

In this environment, stock selection will remain an important factor in delivering good investment results. As always, we will continue to focus our research efforts on fundamentally-sound companies with superior earnings growth potential selling at attractive prices.

Life of Portfolio Performance

A $10,000 tax-deferred investment in the Growth and Income Portfolio at NAV (Net Asset Value) would have grown to $20,062 from inception on 3/1/95 through 2/29/00.*

Investment Results

-----------------------------------------
Average Annual Total Return as of 2/29/00

  One year                         -1.18%
  Since Inception (3/1/95)         14.95%

-----------------------------------------

[Begin Bar Chart]

 Growth
  and
 Income            S&P
Portfolio          500
 10000           10000
 12768           13465.9
 15543.9         16983.4
 20488           22922.9
 20301.7         27449.1
 20061.8         30667.1

[End Bar Chart]

Source for Index returns: Lipper Analytical Services, Inc.

* Past performance is no guarantee of future results. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Performance figures do not include any insurance company charges associated with a variable annuity or reflect any withdrawal charges. No expenses are deducted from the performance of the indexes.

Hypothetical $10,000 investment assumes an initial investment on 3/1/95, shows changes in Net Asset Value and reinvestment of all distributions, but does not include the effect of any insurance charges or the annual maintenance fee. The illustration above would be reduced if these fees were reflected. There is no direct correlation between a hypothetical investment and the anticipated performance of the Portfolio. The investment adviser is currently waiving certain fees. This voluntary waiver may be modified or terminated at any time, which would reduce performance.

The Standard & Poor's 500 Index is an unmanaged broad-based index that replicates the U.S. stock market. It includes 500 widely held common stocks and assumes reinvestment of dividends. An individual cannot invest in an index.

Withdrawals prior to age 591/2 from the Vista Capital Advantage variable annuity may be subject to a 10% IRS tax penalty, and are taxed as ordinary income.

page 6      Capital Growth Portfolio
            (unaudited)

The Capital Growth Portfolio seeks to provide long-term capital growth primarily through diversified holdings of common stocks.

Performance

The Capital Growth Portfolio produced a total return of 10.51% for the six-month period ended February 29, 2000.

Strategy

The Capital Growth Portfolio performed well during the period, thanks to outstanding stock selection, particularly among those sectors that significantly outperformed the broader market. Good economic conditions, punctuated by high consumer confidence and benign inflation, also added to the Portfolio's relatively good investment results.

During the period, the Portfolio benefited from its exposure to so-called 'new economy' stocks, many of which are in the telecommunications and media sectors. Stocks in these groups increased in value thanks to strong corporate earnings and a positive outlook for further earnings expansion.

Specifically, the Portfolio enjoyed good performance from Atmel, a semiconductor company; Comverse Technology, which provides messaging technology for telecom companies; and Intuit, the Internet software company.

The Portfolio's investment in the financial services sector was mixed, as many banks and insurance companies came under pressure due to concerns over rising interest rates. Morgan Stanley Dean Witter was among the better performing financial stocks in the Portfolio.

Management's decision to reduce exposure to value-oriented sectors, most notably basic materials and capital goods, contributed positively to investment results, as stocks in these groups and other value sectors underperformed the broader market.

Outlook

Due to the favorable economic environment and our positive outlook for corporate profitability, we remain optimistic about the market. In addition, we continue to be bullish on the growth potential of new economy stocks, despite their strong performance over the past six months.

In light of this forecast, we intend to use any meaningful market downturn as an opportunity to increase our exposure to companies with good long-term earnings prospects that meet our strict criteria for investment. Continued strength on the economic front, however, could lead to increased market volatility in the coming months.

Life of Portfolio Performance

A $10,000 tax-deferred investment in the Capital Growth Portfolio at NAV (Net Asset Value) would have grown to $21,870 from inception on 3/1/95 through 2/29/00.*

Investment Results

------------------------------------------
Average Annual Total Return as of 2/29/00

 One year                         23.94%
 Since Inception (3/1/95)         16.95%

------------------------------------------

[Begin Bar Chart]

  Capital
  Growth         Russell
 Portfolio        2000
  10000          10000
  13077.4        12865.8
  16040.9        14488.5
  20287.2        18828.8
  17645.2        16164.2
  21869.8        23614

Source for Index Returns: Lipper Analytical Services, Inc.

* Past performance is no guarantee of future results. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Performance figures do not include any insurance company charges associated with a variable annuity or reflect any withdrawal charges. No expenses are deducted from the performance of the indexes.

Hypothetical $10,000 investment assumes an initial investment on 3/1/95, shows changes in Net Asset Value and reinvestment of all distributions, but does not include the effect of any insurance charges or the annual maintenance fee. The illustration above would be reduced if these fees were reflected. There is no direct correlation between a hypothetical investment and the anticipated performance of the Portfolio. The investment adviser is currently waiving certain fees. This voluntary waiver may be modified or terminated at any time, which would reduce performance.

The Russell 2000 Index is unmanaged and tracks the shares of 2000 small-capitalization companies. Figures include the reinvestment of dividends. An individual cannot invest in an index.

Withdrawals prior to age 591/2 from the Vista Capital Advantage variable annuity may be subject to a 10% IRS tax penalty, and are taxed as ordinary income.

                                   International Equity Portfolio        page 7
                                                       (unaudited)

The International Equity Portfolio seeks to provide a total return on assets from long-term growth of capital and from income principally through diversified holdings of the stocks of established foreign companies outside the United States.

Performance

The International Equity Portfolio produced a total return of 38.62% for the six-month period ended February 29, 2000.

Strategy

During the period, the Portfolio benefited from a favorable global economic environment, a positive outlook for corporate profitability and an overweighting in sectors that generated strong investment results. Renewed investor enthusiasm ignited by diminishing worries over Y2K also helped performance.

The Portfolio's exposure to some of the better performing technology, telecommunications and Internet companies proved rewarding to shareholders, as investors around the globe gravitated towards these sectors due to their strong projected earnings growth potential.

The Portfolio's outstanding stock selection in Europe also contributed positively to performance. The Portfolio benefited from its investment in large, well-established companies and many of the smaller, lesser known 'new economy' names.

During the period, the Portfolio did not make any significant bets on any one country or region, opting to maintain a fairly neutral stance. However, due to run-up in valuations within some of the southeast Asian markets, management re-allocated some assets from the Pacific Rim to Latin America.

Outlook

Given the generally favorable global economic environment, we expect the backdrop to remain positive for equities. Our outlook for many of the so-called new economy sectors widely represented in the Portfolio is also positive, but we intend to trim positions and move assets to other sectors should prices rise too rapidly.

Specifically, we remain positive on the growth prospects of European markets. While we believe the long-term forecast for Japan is positive, the country must still overcome several internal economic uncertainties before we become more optimistic about its potential.

As always, we will continue to focus on fundamentally sound, well-managed companies with superior earnings growth potential compared to the market. We also intend to use any significant downturn in the market as an opportunity to establish new positions in these businesses.

Life of Portfolio Performance

A $10,000 tax-deferred investment in the International Equity Portfolio at NAV (Net Asset Value) would have grown to $20,415 from inception on 3/1/95 through 2/29/00.*

Investment Results

-----------------------------------------
Average Annual Total Return as of 2/29/00
 One year                         55.45%
 Since inception (3/1/95)         15.35%
-----------------------------------------

[Begin Bar Chart]

International
   Equity        MSCI
  Portfolio      EAFE
  10000         10000
  11132.3       11720.2
  11798.5       12133
  12867.9       14049.7
  13133.1       14786.9
  20415.4       18597

[End Bar Chart]

Source for Index Returns: Lipper Analytical Services, Inc.

* Past performance is no guarantee of future results. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Performance figures do not include any insurance company charges associated with a variable annuity or reflect any withdrawal charges. No expenses are deducted from the performance of the indexes.

Hypothetical $10,000 investment assumes an initial investment on 3/1/95, shows changes in Net Asset Value and reinvestment of all distributions, but does not include the effect of any insurance charges or the annual maintenance fee. The illustration above would be reduced if these fees were reflected. There is no direct correlation between a hypothetical investment and the anticipated performance of the Portfolio. The investment adviser is currently waiving certain fees. This voluntary waiver may be modified or terminated at any time, which would reduce performance.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The MSCI EAFE Index is unmanaged, is a replica (or model) of the performance of the European, Australian and Far Eastern equity markets, and assumes the reinvestment of dividends. An individual cannot invest in an index.

Withdrawals prior to age 591/2 from the Vista Capital Advantage variable annuity may be subject to a 10% IRS tax penalty, and are taxed as ordinary income.

page 8     Asset Allocation Portfolio
           (unaudited)

The Asset Allocation Portfolio seeks to provide maximum return through a combination of long-term capital growth and current income by investing in common stocks, convertible securities and government and corporate fixed-income obligations.

Performance

The Asset Allocation Portfolio produced a total return of 0.90% for the six-month period ended February 29, 2000.

Strategy

A generally good economic backdrop coupled with good exposure to several key sectors enabled the Portfolio to generate good investment results during the reporting period.

The Portfolio's investment in the technology sector proved beneficial to shareholders, thanks to the strong run-up in the values of these securities.

Exposure to small- and medium-cap stocks also contributed favorably to performance, as many secondary issues that had previously underperformed their large-cap counterparts generated strong investment results. Many so-called 'new economy' stocks were among the better performing secondary issues.

One sector that produced mixed investment results for the Portfolio was financial services. Many banks and insurance companies came under pressure, as investors grew concerned about higher interest rates and the Federal Reserve's response to the threat of higher inflation.

The Portfolio's fixed-income securities continued to come under pressure as a result of the uncertain interest-rate environment. However, management's decision to maintain a lower-than-average duration proved beneficial to shareholders during much of the period.

Outlook

Our outlook for the equity portion of the Portfolio is generally good. The fundamentals underpinning the U.S. equity market appear strong. The economy remains strong, inflation continues to be low and corporate earnings outlook is bright, especially for stocks in the technology sector.

Our forecast for the Portfolio's fixed-income securities is bright longer-term. The near-term strength of the economy may lead to additional upward pressure on interest rates in the coming months, but we believe that the Federal Reserve will be successful in slowing the economy and causing interest rates to trend lower later this year.

Life of Portfolio Performance

A $10,000 tax-deferred investment in the Asset Allocation Portfolio at NAV (Net Asset Value) would have grown to $16,938 from inception on 3/1/95 through 2/29/00.*

Investment Results

-----------------------------------------
Average Annual Total Return as of 2/29/00
 One year                         1.75%
 Since Inception (3/1/95)        11.12%
-----------------------------------------

[Begin Bar Chart]

               60% S&P
    Asset      500/40%
  Allocation  Lehman Gov't
  Portfolio      Bond
   10000        10000
   11935.4      12522.7
   13557.3      14673.1
   16358.1      18339.7
   16646        21092.2
   16937.5      22823.6

[End Bar Chart in Tabular Form]

 Source for Index Returns: Lipper Analytical Services, Inc.

* Past performance is no guarantee of future results. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Performance figures do not include any insurance company charges associated with a variable annuity or reflect any withdrawal charges. No expenses are deducted from the performance of the indexes.

Hypothetical $10,000 investment assumes an initial investment on 3/1/95, shows changes in Net Asset Value and reinvestment of all distributions, but does not include the effect of any insurance charges or the annual maintenance fee. The illustration above would be reduced if these fees were reflected. There is no direct correlation between a hypothetical investment and the anticipated performance of the Portfolio. The investment adviser is currently waiving certain fees. This voluntary waiver may be modified or terminated at any time, which would reduce performance.

The Standard & Poor's 500 Index is an unmanaged broad-based index that replicates the U.S. stock market. It includes 500 widely held common stocks and assumes reinvestment of all dividends.

The unmanaged Lehman Government Bond Index includes the Treasury Bond Index and the Agency Bond Index. Maturities range from 1 to 20 years. An individual cannot invest in an index.

Withdrawals prior to age 59 1/2 from the Vista Capital Advantage variable annuity may be subject to a 10% IRS tax penalty, and are taxed as ordinary income.

                                       U.S. Government Income Portfolio   page 9
                                                            (unaudited)

The U.S. Government Income Portfolio seeks to provide monthly dividends as well as to preserve principal.

Performance

The U.S. Government Income Portfolio produced a total return of 1.98% for the six-month period ended February 29, 2000.

Strategy

Market conditions put pressure on U.S. Government securities throughout much of the period, but management employed certain strategies that helped lessen the impact of this development.

Our decision to maintain a barbell strategy contributed positively to performance. This strategy, which involves overweighting long-term bonds (those with maturities over 10 years) and short-term bonds (those with maturities between one and four years) was employed in anticipation of a flattening of the yield curve.

Our duration strategy also helped results. Early in the period, we adopted a below-average duration strategy due to the strong economic data. We extended duration slightly toward the end of 1999, as investor concerns over the potential impact of the Y2K phenomenon put downward pressure on intermediate- and long-term interest rates.

Another strategy that boosted results was management's decision to increase the Portfolio's exposure to mortgage-backed securities late in 1999 when net new mortgage issuance was halved and mortgages sharply outperformed Treasuries.

As the period came to a close, fixed-income securities came under pressure as investors became concerned over the continuing strength of the U.S. economy, the ongoing threat of higher inflation and the possibility of additional interest rates increases by the Federal Reserve.

Outlook

Since we expect the economy to remain robust in the coming months, we expect the Federal Reserve to maintain its tightening monetary policy rates until clear signs of slowing in the economy become apparent. In light of this forecast, we intend to maintain a cautious investment strategy.

Any significant increase in interest rates, however, will be viewed as an opportunity to increase the Portfolio's average duration and its income producing potential. As always, we will continue to maintain our emphasis on providing shareholders with an attractive level of income from a high-quality portfolio of securities.

Life of Portfolio Performance

A $10,000 tax-deferred investment in the U.S. Government Income Portfolio at NAV (Net Asset Value) would have grown to $13,284 from inception on 3/1/95 through 2/29/00.*

Investment Results

-----------------------------------------
Average Annual Total Return as of 2/29/00

 One year                         0.71%
 Since Inception (3/1/95)         5.85%

-----------------------------------------

[Begin Bar Chart]

                60% S&P
    Asset       500/40%
  Allocation   Lehman Gov't
  Portfolio       Bond
   10000         10000
   11027.5       11020.5
   11430.4       11556.5
   12527         12529.4
   13190.6       13306.6
   13284.4       13563.6

[End Chart in Tabular Form]

Source for Index Returns: Lipper Analytical Services, Inc.

* Past performance is no guarantee of future results. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Performance figures do not include any insurance company charges associated with a variable annuity or reflect any withdrawal charges. No expenses are deducted from the performance of the indexes.

Hypothetical $10,000 investment assumes an initial investment on 3/1/95 and shows changes in Net Asset Value, but does not include the effect of any insurance charges or the annual maintenance fee. The illustration above would be reduced if these fees were reflected. There is no direct correlation between a hypothetical investment and the anticipated performance of the Portfolio. The investment adviser is currently waiving certain fees. This voluntary waiver may be modified or terminated at any time, which would reduce performance.

The unmanaged Lehman Intermediate Government Bond Index includes bonds with 1 to 10 year maturities and assumes the reinvestment of dividends. An individual cannot invest in an index.

Withdrawals prior to age 591/2 from the Vista Capital Advantage variable annuity may be subject to a 10% IRS tax penalty, and are taxed as ordinary income.

page 10     Money Market Portfolio
            (unaudited)

The Money Market Portfolio seeks to provide maximum current income consistent with preservation of capital and maintenance of liquidity.

Performance

The Money Market Portfolio produced a total return of 2.51% for the six-month period ended February 29, 2000.

Strategy

The Portfolio continued to provide investors with an attractive yield in an environment punctuated by rising yields brought on by better-than-expected economic data. These included strong consumer confidence data and the lowest unemployment rate in a generation.

Throughout much of the period, management maintained a shorter-than-average average-weighted duration in anticipation of rising interest rates. This strategy helped performance as interest rates edged higher, save a brief period of downward pressure at the end of 1999 when fears concerning Y2K began to wane.

Outlook

Our outlook for the Money Market Portfolio remains favorable. We expect interest rates to retreat in the coming months, as the impact of the Federal Reserve rate hikes begin to slow the economy. Given this backdrop, investors should continue to favor high quality, liquid investments, such as those in your portfolio.

As always, we intend to use any meaningful increase in interest rates as an opportunity to extend the Portfolio's average duration.

Portfolio shares are not insured or guaranteed by the FDIC or any other government agency. Although Fund shares strive to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in this Fund.

                                        Growth and Income Portfolio      page 11
             Portfolio of Investments February 29, 2000 (unaudited)

    Shares                           Issuer                            Value
    ------                           ------                            -----
               LONG-TERM INVESTMENTS--95.5%
               COMMON STOCK--95.5%
               AEROSPACE--0.8%
      3,400    BOEING CO. .......................................  $   125,375
                                                                   -----------
               AUTOMOTIVE--3.5%
      7,000    FORD MOTOR CO. ...................................      291,375
      3,500    GENERAL MOTORS CORP. .............................      266,219
                                                                   -----------
                                                                       557,594
                                                                   -----------
               BANKING--6.0%
      3,200    BANK OF AMERICA CORP. ............................      147,400
      7,199    BANK OF NEW YORK CO., INC. .......................      239,817
      2,927    FIRSTAR CORP. ....................................       52,137
      1,900    J.P. MORGAN & CO. ................................      210,900
      9,500    WELLS FARGO CO. ..................................      314,094
                                                                   -----------
                                                                       964,348
                                                                   -----------
               BROADCASTING/CABLE--2.9%
      5,700    CBS CORP.* .......................................      339,506
      3,100    COMCAST CORP., CLASS A ...........................      131,750
                                                                   -----------
                                                                       471,256
                                                                   -----------
               CHEMICALS--4.3%
      1,200    DOW CHEMICAL CO. .................................      130,200
      6,000    E.I. DUPONT DE NEMOURS CO. .......................      303,000
      6,614    MONSANTO CO. .....................................      256,706
                                                                   -----------
                                                                       689,906
                                                                   -----------
               COMPUTER SOFTWARE--1.1%
      2,800    COMPUTER ASSOCIATES INTERNATIONAL, INC. ..........      180,075
                                                                   -----------
               COMPUTERS/COMPUTER HARDWARE--3.7%
      1,600    EMC CORP.* .......................................      190,400
        700    HEWLETT-PACKARD CO. ..............................       94,150
      3,000    INTERNATIONAL BUSINESS MACHINES CORP. ............      306,000
                                                                   -----------
                                                                       590,550
                                                                   -----------
               CONSUMER PRODUCTS--0.4%
      3,100    PHILIP MORRIS COMPANIES, INC. ....................       62,194
                                                                   -----------
               DISTRIBUTION--0.5%
      1,600    COSTCO WHOLESALE CORP.* ..........................       79,400
                                                                   -----------
               DIVERSIFIED--1.7%
      1,300    GENERAL ELECTRIC CO. .............................      171,844
      2,500    TYCO INTERNATIONAL LTD (BERMUDA) .................       94,844
                                                                   -----------
                                                                       266,688
                                                                   -----------
               FINANCIAL SERVICES--15.4%
      2,800    AMERICAN EXPRESS CO. .............................      375,725
     13,300    CITIGROUP, INC. ..................................      687,443
      4,000    FANNIE MAE .......................................      212,000
      7,500    FREDDIE MAC ......................................      313,125
      3,500    MERRILL LYNCH & CO., INC. ........................      358,750
      7,200    MORGAN STANLEY DEAN WITTER & CO. .................      507,150
                                                                   -----------
                                                                     2,454,193
                                                                   -----------

    Shares                           Issuer                            Value
-------------- -------------------------------------------------- --------------
               FOOD/BEVERAGE PRODUCTS--2.1%
      1,300    ANHEUSER-BUSCH COMPANIES, INC. ...................  $    83,363
      5,600    PEPSICO, INC. ....................................      180,599
      2,300    SYSCO CORP. ......................................       75,469
                                                                   -----------
                                                                       339,431
                                                                   -----------
               INSURANCE--3.6%
      6,500    AMERICAN INTERNATIONAL GROUP, INC. ...............      574,844
                                                                   -----------
               MACHINERY & ENGINEERING EQUIPMENT--3.1%
      2,200    APPLIED MATERIALS, INC.* .........................      402,463
      2,500    DOVER CORP. ......................................       96,406
                                                                   -----------
                                                                       498,869
                                                                   -----------
               MANUFACTURING--1.2%
      3,900    HONEYWELL INTERNATIONAL, INC. ....................      187,688
                                                                   -----------
               METALS/MINING--0.7%
      1,600    ALCOA, INC. ......................................      109,600
                                                                   -----------
               MULTI-MEDIA--2.5%
      7,100    THE WALT DISNEY CO. ..............................      237,850
      2,800    VIACOM, INC., CLASS B* ...........................      156,100
                                                                   -----------
                                                                       393,950
                                                                   -----------
               OIL & GAS--11.7%
      4,200    CHEVRON CORP. ....................................      313,687
      3,500    ENRON CORP. ......................................      241,500
      8,408    EXXON MOBIL CORP. ................................      633,227
      3,500    HALLIBURTON CO. ..................................      133,656
      7,400    ROYAL DUTCH PETROLEUM CO., N.Y. REGISTERED
               SHARES (NETHERLANDS) .............................      388,500
      2,200    SCHLUMBERGER LTD .................................      162,525
                                                                   -----------
                                                                     1,873,095
                                                                   -----------
               PAPER/FOREST PRODUCTS--2.2%
      3,277    INTERNATIONAL PAPER CO. ..........................      120,635
      3,000    WEYERHAEUSER CO. .................................      153,937
      2,300    WILLAMETTE INDUSTRIES ............................       78,056
                                                                   -----------
                                                                       352,628
                                                                   -----------
               PHARMACEUTICALS--3.9%
      6,000    ABBOTT LABORATORIES ..............................      196,500
      4,000    AMERICAN HOME PRODUCTS CORP. .....................      174,000
      3,000    PHARMACIA & UPJOHN, INC. .........................      142,875
      3,200    SCHERING-PLOUGH CORP. ............................      111,600
                                                                   -----------
                                                                       624,975
                                                                   -----------
               PRINTING & PUBLISHING--1.8%
      6,700    NEW YORK TIMES CO., CLASS A ......................      283,075
                                                                   -----------
               RESTAURANTS/FOOD SERVICES--0.9%
      4,800    MCDONALD'S CORP. .................................      151,500
                                                                   -----------
               RETAILING--1.1%
      3,000    TARGET CORP. .....................................      177,000
                                                                   -----------
               SEMI-CONDUCTORS--4.7%
      3,100    ALTERA CORP.* ....................................      247,225
      3,000    TEXAS INSTRUMENTS, INC. ..........................      499,500
                                                                   -----------
                                                                       746,725
                                                                   -----------

                       See notes to financial statements.

page 12     Growth and Income Portfolio (continued)
            Portfolio of Investments February 29, 2000 (unaudited)

     Shares                           Issuer                           Value
     ------                           ------                           -----
                TELECOMMUNICATIONS--10.5%
       4,977    AT&T CORP. ......................................  $   246,050
       2,800    BELL ATLANTIC CORP. .............................      137,025
       7,700    BELLSOUTH CORP. .................................      313,775
       5,000    GTE CORP. .......................................      295,000
       7,500    MCI WORLDCOM, INC.* .............................      334,688
       4,400    SBC COMMUNICATIONS, INC. ........................      167,200
       3,000    SPRINT CORP., (FON GROUP) .......................      183,000
                                                                   -----------
                                                                     1,676,738
                                                                   -----------
                TELECOMMUNICATIONS EQUIPMENT--3.8%
       1,840    MOTOROLA, INC. ..................................      313,720
       2,700    NORTEL NETWORKS CORP., (CANADA) .................      301,050
                                                                   -----------
                                                                       614,770
                                                                   -----------
                UTILITIES--1.4%
       2,800    DQE, INC. .......................................      130,200
       1,900    DUKE ENERGY CORP. ...............................       92,150
                                                                   -----------
                                                                       222,350
                                                                   -----------
                TOTAL LONG-TERM INVESTMENTS
                (COST $14,416,196) ..............................   15,268,817
                                                                   -----------
   Principal
    Amount
  ---------
                SHORT-TERM INVESTMENT--3.7%
                REPURCHASE AGREEMENT--3.7%
   $589,000     GREENWICH CAPITAL MARKETS, INC., 5.83%,
                DUE 03/01/00, (DATED 02/29/00, PROCEEDS $589,095,
                SECURED BY FHLMC, $616,603, 6.18%, DUE 04/15/29;
                MARKET VALUE $603,269)
                (COST $589,000) .................................      589,000
                                                                   -----------
                TOTAL INVESTMENTS--99.2%
                (COST $15,005,196) ..............................  $15,857,817
                                                                   ===========

                       See notes to financial statements.
                                          Capital Growth Portfolio      page 13
             Portfolio of Investments February 29, 2000 (unaudited)

    Shares                              Issuer                              Value
    ------                              ------                              -----
               LONG-TERM INVESTMENTS--96.8%
               COMMON STOCK--96.8%
               ADVERTISING--0.9%
      3,000    TRUE NORTH COMMUNICATIONS .............................  $   111,000
                                                                        -----------
               APPAREL--0.9%
      5,000    JONES APPAREL GROUP, INC.* ............................      113,125
                                                                        -----------
               AUTOMOTIVE--0.6%
      6,000    TOWER AUTOMOTIVE, INC.* ...............................       71,250
                                                                        -----------
               BANKING--4.6%
      6,000    CULLEN/FROST BANKERS, INC. ............................      129,000
      3,000    SOUTHTRUST CORP. ......................................       68,813
      3,000    TCF FINANCIAL CORP. ...................................       59,438
      5,700    ZIONS BANCORP. ........................................      302,455
                                                                        -----------
                                                                            559,706
                                                                        -----------
               BIOTECHNOLOGY--3.4%
      2,000    BIOGEN, INC.* .........................................      215,875
      4,000    CHIRON CORP.* .........................................      200,000
                                                                        -----------
                                                                            415,875
                                                                        -----------
               BROADCASTING/CABLE--4.3%
      6,000    AT&T CORP.--LIBERTY MEDIA GROUP, CLASS A* .............      313,500
      2,500    COMCAST CORP., CLASS A ................................      106,250
      5,000    USA NETWORKS, INC.* ...................................      112,188
                                                                        -----------
                                                                            531,938
                                                                        -----------
               BUSINESS SERVICES--5.1%
      5,000    ACNIELSEN CORP.* ......................................       84,688
      3,500    AFFILIATED COMPUTER SERVICES, INC., CLASS A* ..........      110,249
      2,000    ASM LITHOGRAPHY HOLDING NV (NETHERLANDS)* .............      256,250
      5,000    CONCORD EFS, INC.* ....................................       97,813
      2,000    SYNOPSYS, INC.* .......................................       79,875
                                                                        -----------
                                                                            628,875
                                                                        -----------
               CHEMICALS--2.1%
      4,500    CYTEC INDUSTRIES, INC.* ...............................      109,125
      1,100    MILLENNIUM CHEMICALS, INC. ............................       15,400
      7,000    WELLMAN, INC. .........................................      130,375
                                                                        -----------
                                                                            254,900
                                                                        -----------
               COMPUTER SOFTWARE--7.9%
      6,000    AMERICAN MANAGEMENT SYSTEMS* ..........................      190,874
      1,700    COMPUTER ASSOCIATES INTERNATIONAL, INC. ...............      109,331
      1,400    ELECTRONIC ARTS, INC.* ................................      140,000
     12,000    INFORMIX CORP.* .......................................      192,000
      2,000    INTUIT, INC.* .........................................      105,000
      1,300    RATIONAL SOFTWARE CORP.* ..............................       92,463
      2,000    SYMANTEC CORP.* .......................................      142,875
                                                                        -----------
                                                                            972,543
                                                                        -----------
               COMPUTERS/COMPUTER HARDWARE--1.1%
      2,350    ELECTRONICS FOR IMAGING* ..............................      139,531
                                                                        -----------
               ELECTRONICS/ELECTRICAL EQUIPMENT--9.6%
      1,550    AMPHENOL CORP., CLASS A* ..............................      123,903
      4,500    MICROCHIP TECHNOLOGY, INC.* ...........................      280,968
      5,000    PERKINELMER, INC. .....................................      323,124
      1,400    SANMINA CORP.* ........................................      163,888
      1,100    SYMBOL TECHNOLOGIES, INC. .............................      104,638

    Shares                              Issuer                              Value
    ------                              ------                              -----
               ELECTRONICS/ELECTRICAL EQUIPMENT (cont'd)
      4,000    VISHAY INTERTECHNOLOGY, INC.* .........................  $   172,000
                                                                        -----------
                                                                          1,168,521
                                                                        -----------
               ENTERTAINMENT/LEISURE--1.9%
      5,000    HARRAH'S ENTERTAINMENT, INC.* .........................       95,625
     12,000    PARK PLACE ENTERTAINMENT CORP.* .......................      135,750
                                                                        -----------
                                                                            231,375
                                                                        -----------
               FINANCIAL SERVICES--1.2%
      2,000    LEHMAN BROTHERS HOLDINGS, INC. ........................      145,000
                                                                        -----------
               FOOD/BEVERAGE PRODUCTS--0.9%
      6,000    U.S. FOODSERVICE* .....................................      106,125
                                                                        -----------
               HEALTH CARE/HEALTH CARE SERVICES--1.5%
     10,000    HEALTH MANAGEMENT ASSOCIATES, INC., CLASS A* ..........      107,500
      1,300    STRYKER CORP. .........................................       76,050
                                                                        -----------
                                                                            183,550
                                                                        -----------
               INSURANCE--3.4%
      6,000    AXA FINANCIAL, INC. ...................................      179,624
      3,000    RADIAN GROUP, INC. ....................................      104,063
      5,000    RELIASTAR FINANCIAL CORP. .............................      139,688
                                                                        -----------
                                                                            423,375
                                                                        -----------
               INTERNET SERVICES/SOFTWARE--0.9%
      1,800    LYCOS, INC.* ..........................................      107,325
                                                                        -----------
               MACHINERY & ENGINEERING EQUIPMENT--1.6%
      3,000    DOVER CORP. ...........................................      115,688
      1,200    ZEBRA TECHNOLOGIES CORP., CLASS A* ....................       79,875
                                                                        -----------
                                                                            195,563
                                                                        -----------
               MANUFACTURING--1.1%
      4,000    PENTAIR, INC. .........................................      137,500
                                                                        -----------
               METALS/MINING--1.0%
      9,000    FREEPORT-MCMORAN COPPER & GOLD, INC., CLASS B*.              123,750
                                                                        -----------
               OIL & GAS--7.8%
      5,000    ANADARKO PETROLEUM CORP. ..............................      153,750
      2,000    BJ SERVICES CO.* ......................................      114,125
      6,000    COOPER CAMERON CORP.* .................................      331,499
      7,000    GLOBAL MARINE, INC.* ..................................      157,063
      5,000    TOSCO CORP. ...........................................      133,750
      8,000    UNION PACIFIC RESOURCES GROUP .........................       71,500
                                                                        -----------
                                                                            961,687
                                                                        -----------
               PAPER/FOREST PRODUCTS--1.2%
      1,000    TEMPLE-INLAND, INC. ...................................       51,125
      3,000    WILLAMETTE INDUSTRIES .................................      101,813
                                                                        -----------
                                                                            152,938
                                                                        -----------
               PHARMACEUTICALS--5.2%
      4,500    BIOVAIL CORP. INTERNATIONAL (CANADA)* .................      297,000
      2,900    FOREST LABORATORIES INC., CLASS A* ....................      198,106
      3,000    KING PHARMACEUTICALS, INC.* ...........................      143,063
                                                                        -----------
                                                                            638,169
                                                                        -----------
               PIPELINES--2.3%
      3,000    COLUMBIA ENERGY GROUP .................................      177,000
      3,000    EL PASO ENERGY CORP. ..................................      111,188
                                                                        -----------
                                                                            288,188
                                                                        -----------

                                See notes to financial statements.
page 14      Capital Growth Portfolio (continued)
             Portfolio of Investments February 29, 2000 (unaudited)

   Shares                      Issuer                        Value
----------- -------------------------------------------- -------------
            RESTAURANTS/FOOD SERVICES--1.4%
    5,500   BRINKER INTERNATIONAL, INC.* ...............  $   119,625
    4,000   DARDEN RESTAURANTS, INC. ...................       52,750
                                                          -----------
                                                              172,375
                                                          -----------
            RETAILING--3.0%
    6,000   BJ'S WHOLESALE CLUB, INC.* .................      186,000
    5,000   ETHAN ALLEN INTERIORS, INC. ................      116,563
      250   PAYLESS SHOESOURCE, INC.* ..................        9,875
    5,000   TOYS R US, INC.* ...........................       61,875
                                                          -----------
                                                              374,313
                                                          -----------
            SEMI-CONDUCTORS--12.0%
    4,000   ALTERA CORP.* ..............................      319,000
   10,000   ATMEL CORP.* ...............................      494,999
    3,000   KLA-TENCOR CORP.* ..........................      233,813
    4,000   VITESSE SEMICONDUCTOR CORP.* ...............      415,250
                                                          -----------
                                                            1,463,062
                                                          -----------
            SHIPPING/TRANSPORTATION--0.8%
    2,000   C.H. ROBINSON WORLDWIDE, INC. ..............      102,000
                                                          -----------
            TELECOMMUNICATIONS--2.3%
    1,400   NEXTLINK COMMUNICATIONS, CLASS A* ..........      154,263
    2,000   U.S. CELLULAR CORP.* .......................      133,875
                                                          -----------
                                                              288,138
                                                          -----------
            TELECOMMUNICATIONS EQUIPMENT--1.6%
    1,000   COMVERSE TECHNOLOGY, INC.* .................      196,875
                                                          -----------
            TOYS & GAMES--0.6%
    5,000   HASBRO, INC. ...............................       78,750
                                                          -----------
            UTILITIES--4.6%
    4,000   AGL RESOURCES, INC. ........................       68,250
    4,150   ALLIANT ENERGY CORP. .......................      116,719
    2,700   AMERICAN WATER WORKS, INC. .................       54,000
    3,000   ENERGY EAST CORP. ..........................       63,000
    4,000   MIDAMERICAN ENERGY HOLDINGS CO.* ...........      138,500
    5,000   SCANA CORP. ................................      119,062
                                                          -----------
                                                              559,531
                                                          -----------
            TOTAL LONG-TERM INVESTMENTS
            (COST $9,934,016) ..........................   11,896,853
                                                          -----------
 Principal
   Amount
-----------
              SHORT-TERM INVESTMENT--2.3%
              REPURCHASE AGREEMENT--2.3%
$280,000      GREENWICH CAPITAL MARKETS, INC., 5.83%
              DUE 03/01/00, (DATED 02/29/00, PROCEEDS
              $280,045, SECURED BY FHLMC, $296,429, 6.24%,
              DUE 05/15/29; MARKET VALUE $289,813)
              (COST $280,000)..............................      280,000
                                                                 -------
              TOTAL INVESTMENTS--99.1%
              (COST $10,214,016) ..........................  $12,176,853
                                                             ===========

                       See notes to financial statements.

                                        International Equity Portfolio   page 15
                Portfolio of Investments February 29, 2000 (unaudited)

    Shares                          Issuer                          Value
    ------                          -----                           -----
               LONG-TERM INVESTMENTS--96.1%
               COMMON STOCK--95.2%
               AUSTRALIA--0.6%
      3,100    FOSTER'S BREWING GROUP LTD .....................  $     8,163
      3,400    LANG CORP., LTD* ...............................       16,511
      2,000    NEWS CORP., LTD ................................       29,217
                                                                 -----------
                                                                      53,891
                                                                 -----------
               BRAZIL--3.4%
     12,100    CENTRAIS ELETRICAS BRASILEIRAS SA, ADR .........      104,285
      1,470    TELECOMUNICACOES BRASILEIRAS SA, ADR,
               PREFERRED ......................................      216,458
                                                                 -----------
                                                                     320,743
                                                                 -----------
               FINLAND--5.5%
        440    COMPTEL PLC* ...................................       53,512
      1,188    NOKIA OYJ ......................................      237,174
      2,917    SONERA OYJ .....................................      225,345
                                                                 -----------
                                                                     516,031
                                                                 -----------
               FRANCE--9.9%
        330    ALCATEL SA .....................................       77,403
      1,450    AVENTIS ........................................       74,118
        365    AXA ............................................       45,939
         98    BOUYGUES SA ....................................       81,757
      2,606    CNP ASSURANCES .................................       67,358
        710    CREDIT COMMERCIAL DE FRANCE ....................       81,007
        370    FRANCE TELECOM SA ..............................       59,772
         60    HAVAS ADVERTISING ..............................       32,406
      1,250    LAGARDERE S.C.A. ...............................      117,783
        230    PINAULT-PRINTEMPS-REDOUTE SA ...................       46,383
      1,007    TOTAL FINA SA, CLASS B .........................      133,540
      2,300    USINOR SA ......................................       33,606
        660    VIVENDI ........................................       77,657
                                                                 -----------
                                                                     928,729
                                                                 -----------
               GERMANY--9.3%
        300    CE CONSUMER ELECTRONIC AG ......................       69,440
      1,600    COMMERZBANK AG .................................       57,913
      2,760    DEUTSCHE TELEKOM AG ............................      229,188
      1,400    EM TV & MERCHANDISING* .........................      139,074
        230    EPCOS AG* ......................................       31,721
         30    INTERSHOP COMMUNICATION AG* ....................       15,335
      1,474    KAMPS AG* ......................................      112,306
        300    MARSCHOLLEK LAUTENSCHLAEGER UND PARTNER AG......      153,348
        344    SIEMENS AG .....................................       61,178
                                                                 -----------
                                                                     869,503
                                                                 -----------
               HUNGARY--0.2%
        640    UPROAR LTD.* ...................................       20,986
                                                                 -----------
               IRELAND--0.6%
      3,650    BANK OF IRELAND ................................       21,350
      6,515    GREEN PROPERTY PLC .............................       33,946
                                                                 -----------
                                                                      55,296
                                                                 -----------
               ITALY--4.9%
      5,000    AUTOGRILL SPA ..................................       51,497
      3,000    BANCA FIDEURAM SPA .............................       49,583

    Shares                          Issuer                          Value
-------------- ------------------------------------------------ -------------
               ITALY (cont'd)
     29,000    SEAT-PAGINE GIALLE SPA .........................  $   124,686
      5,700    TELECOM ITALIA MOBILE SPA ......................       78,332
      8,400    TELECOM ITALIA SPA .............................      147,891
         10    TISCALI SPA* ...................................        9,172
                                                                 -----------
                                                                     461,161
                                                                 -----------
               JAPAN--22.0%
      1,000    AISIN SEIKI CO., LTD ...........................       13,598
      2,000    ASAHI BANK LTD .................................        8,465
      3,000    BANK OF TOKYO-MITSUBISHI LTD ...................       36,724
        200    C TWO-NETWORK CO., LTD .........................       37,135
      4,000    DAI-ICHI KANGYO BANK LTD .......................       31,674
      3,000    DAIWA SECURITIES GROUP, INC. ...................       47,647
          3    EAST JAPAN RAILWAY CO. .........................       13,543
        300    FANUC LTD ......................................       29,216
        100    FAST RETAILING CO., LTD ........................       28,443
      6,000    FUJIKURA LTD ...................................       23,592
      1,000    FUJISAWA PHARMACEUTICAL CO. ....................       32,857
      2,000    FUJITSU LTD ....................................       66,442
        100    FUJITSU SUPPORT & SERVICE, INC. ................       64,167
      2,000    HITACHI LTD. ...................................       27,287
      1,000    HITACHI MAXELL .................................       25,166
      1,000    HOYA CORP. .....................................       81,642
      1,000    INDUSTRIAL BANK OF JAPAN LTD ...................        7,818
          3    JAPAN TOBACCO, INC. ............................       21,434
      3,000    KANEKA CORP. ...................................       32,683
      1,000    KAO CORP. ......................................       26,532
      2,000    KIKKOMAN CORP. .................................       11,687
        300    KONAMI CO., LTD ................................       52,835
        200    MABUCHI MOTOR CO., LTD .........................       24,684
      3,000    MITSUBISHI CORP. ...............................       22,144
      2,000    MITSUBISHI ESTATE CO., LTD .....................       17,512
      2,000    NEC CORP. ......................................       44,689
        300    NINTENDO CO., LTD ..............................       67,443
     13,000    NIPPON STEEL CORP. .............................       27,451
     21,000    NIPPON SUISAN KAISHA LTD .......................       31,537
          5    NIPPON TELEGRAPH & TELEPHONE CORP. .............       69,173
      1,000    NITTO DENKO CORP. ..............................       38,955
          2    NTT DATA CORP. .................................       36,225
          5    NTT MOBILE COMMUNICATIONS NETWORK, INC. ........      201,601
      2,000    OMRON CORP. ....................................       55,156
        300    ORIX CORP. .....................................       51,880
      6,000    OSAKA GAS CO. ..................................       11,250
      2,000    RICOH CORP., LTD ...............................       35,879
      3,000    SHARP CORP. ....................................       62,801
        100    SOFTBANK CORP. .................................      145,627
        200    SONY CORP. .....................................       59,161
      2,000    SUMITOMO BANK* .................................       23,610
      4,000    SUMITOMO CHEMICAL CO., LTD .....................       15,109
      4,000    SUMITOMO TRUST & BANKING .......................       22,609
      1,000    SUZUKI MOTOR CORP. .............................       16,174
      1,000    TAIYO YUDEN CO., LTD ...........................       53,245
      1,000    TAKEDA CHEMICAL INDUSTRIES .....................       56,430
      5,000    TORAY INDUSTRIES, INC. .........................       15,928

                                See notes to financial statements.

page 16      International Equity Portfolio (continued)
             Portfolio of Investments February 29, 2000 (unaudited)

    Shares                            Issuer                            Value
    ------                            ------                            -----
               JAPAN (cont'd)
      5,000    TOSHIBA CORP. .....................................  $    40,821
      2,000    TOYOTA MOTOR CORP. ................................       79,912
      6,000    UBE INDUSTRIES LTD ................................        8,465
                                                                    -----------
                                                                      2,056,058
                                                                    -----------
               MEXICO--0.8%
     10,000    ALFA SA, CLASS A* .................................       35,238
        500    CORPORACION GEO SA, ADR* ..........................        4,933
        500    CORPORACION GEO SA, SER. B, ADR* ..................        4,934
     25,000    GRUPO ELEKTRA SA ..................................       30,166
                                                                    -----------
                                                                         75,271
                                                                    -----------
               NETHERLANDS--3.9%
      2,450    FORTIS (NL) NV ....................................       61,625
        307    KONINKLIJKE PHILIPS ELECTRONICS NV ................       56,923
        585    UNITED PAN-EUROPE COMMUNICATIONS NV* ..............      115,464
      1,900    VNU NV ............................................      131,295
                                                                    -----------
                                                                        365,307
                                                                    -----------
               PORTUGAL--0.4%
      1,600    BANCO ESPIRITO SANTO SA ...........................       41,618
                                                                    -----------
               SINGAPORE--0.0%
      2,500    DBS LAND LTD ......................................        3,307
                                                                    -----------
               SPAIN--5.4%
      5,930    AMADEUS GLOBAL TRAVEL DISTRIBUTION SA,
               CLASS A* ..........................................       85,559
      1,600    BANKINTER SA ......................................      101,152
      3,630    CONTINENTE SA .....................................       61,442
      1,142    FOMENTO DE CONSTRUCCIONES Y CONTRATAS SA ..........       19,990
        140    JAZZTEL PLC, ADR* .................................       16,485
      1,985    PROSEGUR COMPANIA DE SEGURIDAD SA .................       21,059
      6,245    TELEFONICA SA* ....................................      179,786
        150    TERRA NETWORKS SA* ................................       19,530
                                                                    -----------
                                                                        505,003
                                                                    -----------
               SWEDEN--4.5%
         60    FRAMTIDSFABRIKEN AB* ..............................       14,125
      1,450    HENNES & MAURITZ AB, CLASS B ......................       47,970
      1,900    SKANDIA FORSAKRINGS AB ............................       77,948
      2,890    TELEFONAKTIEBOLAGET LM ERICSSON, CLASS B ..........      277,088
                                                                    -----------
                                                                        417,131
                                                                    -----------
               SWITZERLAND--4.8%
        710    ABB LTD* ..........................................       75,659
        480    CHARLES VOEGELE HOLDING AG* .......................       79,245
         30    COMPAGNIE FINANCIERE RICHEMONT, CLASS A ...........       69,340
        170    DISTEFORA HOLDING AG* .............................       91,853
         70    NOVARTIS AG .......................................       89,260
         30    PUBLIGROUPE SA ....................................       31,608
        100    SIA ABRASIVES HOLDING AG* .........................       14,979
                                                                    -----------
                                                                        451,944
                                                                    -----------
               THAILAND--0.0%
      1,900    ELECTRICITY GENERATING PUBLIC CO., LTD ............        1,707
        200    PTT EXPLORATION & PRODUCTION PUBLIC CO., LTD,
               FOREIGN SHARES ....................................          960
                                                                    -----------
                                                                          2,667
                                                                    -----------

    Shares                            Issuer                            Value
    ------                            ------                            -----
               UNITED KINGDOM--17.9%
      2,650    ASTRAZENECA PLC ...................................  $    86,153
      3,574    BARCLAYS PLC ......................................       86,115
     15,104    BP AMOCO PLC ......................................      116,261
      3,771    BRITISH AEROSPACE PLC .............................       18,666
      6,556    BRITISH TELECOM PLC ...............................      114,489
      3,800    CABLE & WIRELESS PLC ..............................       78,900
      2,150    DIXONS GROUP PLC ..................................       46,169
      3,994    EXCHANGE HOLDINGS PLC* ............................       11,036
        550    FILTRONIC PLC .....................................       19,388
      3,129    GLAXO WELLCOME PLC ................................       74,997
      6,450    HANSON PLC ........................................       41,399
      3,300    LAPORTE PLC .......................................       24,646
     52,800    LAPORTE PLC, CLASS B ..............................          834
     14,880    LEGAL & GENERAL GROUP PLC .........................       36,299
      4,395    MARCONI ELECTRONIC SYSTEMS PLC ....................       54,787
      3,710    NXT PLC* ..........................................      120,087
      1,100    POWDERJECT PHARMACEUTICALS PLC* ...................       11,767
        300    PSION PLC .........................................       25,162
      5,200    SEMA GROUP PLC ....................................      111,335
     17,250    SHELL TRANSPORT & TRADING CO., PLC ................      118,617
      4,750    SMITHKLINE BEECHAM PLC ............................       53,213
     67,311    VODAFONE AIRTOUCH PLC .............................      377,562
      2,581    WPP GROUP PLC .....................................       49,779
                                                                    -----------
                                                                      1,677,661
                                                                    -----------
               UNITED STATES--1.1%
        250    OPENTV CORP.* .....................................       46,250
        260    VIA NET.WORKS, INC.* ..............................       15,346
        670    VIATEL, INC.* .....................................       37,729
                                                                    -----------
                                                                         99,325
                                                                    -----------
               TOTAL COMMON STOCK
               (COST $6,555,033) .................................    8,921,632
                                                                    -----------
               PREFERRED STOCK--0.9%
               AUSTRALIA--0.0%
        283    LANG CORP., LTD ...................................        1,411
                                                                    -----------
               GERMANY--0.9%
         95    SAP AG ............................................       79,070
                                                                    -----------
               TOTAL PREFERRED STOCK
               (COST $65,262) ....................................       80,481
                                                                    -----------
               REDEEMABLE UNSECURED LOAN STOCK--0.0%
               MALAYSIA--0.0%
      4,000    SUNWAY BUILDING TECHNOLOGY*
               (COST $1,284) .....................................          968
                                                                    -----------

 Units
 -----
        WARRANTS--0.0%
        AUSTRALIA--0.0%
  141    LANG CORP., LTD, EXPIRES 12/30/04 ..........        122
                                                      ----------
        GERMANY--0.0%
   11    MUENCHENER RUECKVERSICHERUNGS-
         GESELLSCHAFT AG, EXPIRES 06/03/02 ..........        753
                                                      ----------
        TOTAL WARRANTS
        (COST $0) ...................................        875
                                                      ----------

                       See notes to financial statements.

                         International Equity Portfolio (continued)      page 17
             Portfolio of Investments February 29, 2000 (unaudited)

 Principal
  Amount
   (DEM)                  Issuer                    Value
 ---------                ------                    -----
           CONVERTIBLE CORPORATE BOND--0.0%
           GERMANY--0.0%
   1,310   DAIMLERCHRYSLER AG, 5.75%, 06/14/02
           (COST $769) .......................  $       637
                                                -----------
           TOTAL INVESTMENTS--96.1%
           (COST $6,622,348) .................  $ 9,004,593
                                                ===========

                                                Original   Notional
   Number                                       Notional   Value at    Unrealized
     of                            Expiration     Value    02/29/00   Appreciation
 Contracts  Description               Date        (USD)      (USD)       (USD)
 ---------  -----------            ----------   --------   ---------  ------------
LONG FUTURES OUTSTANDING
     2       ALL ORDINARIES
              STOCK PRICE INDEX    Mar. 2000    $96,479    $96,510        $31

Summary of Investments by Industry, Feruary 29, 2000

Industry                    % of Investment Securities
TELECOMMUNICATIONS                   30.2%
ELECTRONICS/ELECTRICAL EQUIPMENT      8.6%
FINANCIAL SERVICES                    5.6%
PHARMACEUTICALS                       5.3%
BANKING                               4.7%
OIL & GAS                             4.1%
RETAILING                             3.8%
INTERNET SERVICES/SOFTWARE            3.5%
COMPUTER SOFTWARE                     2.8%
COMPUTERS/COMPUTER HARDWARE           2.2%
FOOD/BEVERAGE PRODUCTS                2.2%
INSURANCE                             2.1%
CONSTRUCTION                          2.0%
OTHER (BELOW 2%)                     22.9%
------------------------------------------
TOTAL                                 100%

                       See notes to financial statements.

page 18     Asset Allocation Portfolio
            Portfolio of Investments February 29, 2000 (unaudited)

     Shares                              Issuer                             Value
     ------                              ------                             -----
                 LONG-TERM INVESTMENTS--98.8%
                 COMMON STOCK--56.0%
                 ADVERTISING--0.5%
        500      OMNICOM GROUP ....................................... $    47,094
                                                                       -----------
                 AIRLINES--0.6%
      3,000      SOUTHWEST AIRLINES, INC. ............................      55,313
                                                                       -----------
                 AUTOMOTIVE--0.8%
        800      FORD MOTOR CO. ......................................      33,300
        500      GENERAL MOTORS CORP. ................................      38,031
                                                                       -----------
                                                                            71,331
                                                                       -----------
                 BANKING--0.6%
        500      BANK OF AMERICA CORP. ...............................      23,031
      1,000      BANK OF NEW YORK CO., INC. ..........................      33,313
                                                                       -----------
                                                                            56,344
                                                                       -----------
                 BIOTECHNOLOGY--0.5%
        700      AMGEN, INC.* ........................................      47,731
                                                                       -----------
                 BROADCASTING/CABLE--1.3%
      1,000      AT&T CORP.--LIBERTY MEDIA GROUP, CLASS A* ...........      52,250
        500      CLEAR CHANNEL COMMUNICATIONS, INC.* .................      33,313
        800      COMCAST CORP., CLASS A ..............................      34,000
                                                                       -----------
                                                                           119,563
                                                                       -----------
                 CHEMICALS--0.3%
        500      E.I. DUPONT DE NEMOURS CO. ..........................      25,250
                                                                       -----------
                 COMPUTER NETWORKS--2.2%
      1,500      CISCO SYSTEMS, INC.* ................................     198,281
                                                                       -----------
                 COMPUTER SOFTWARE--3.7%
      2,350      MICROSOFT CORP.* ....................................     210,030
      1,050      ORACLE CORP.* .......................................      77,963
        550      SYMANTEC CORP.* .....................................      39,291
                                                                       -----------
                                                                           327,284
                                                                       -----------
                 COMPUTERS/COMPUTER HARDWARE--4.5%
      1,500      DELL COMPUTER CORP.* ................................      61,219
        800      EMC CORP.* ..........................................      95,199
        500      HEWLETT-PACKARD CO. .................................      67,250
        800      INTERNATIONAL BUSINESS MACHINES CORP. ...............      81,600
        250      LEXMARK INTERNATIONAL GROUP INC., CLASS A* ..........      29,812
        675      SUN MICROSYSTEMS, INC.* .............................      64,294
                                                                       -----------
                                                                           399,374
                                                                       -----------
                 CONSUMER PRODUCTS--0.5%
        500      PROCTER & GAMBLE CO. ................................      44,000
                                                                       -----------
                 DIVERSIFIED--2.8%
      1,500      GENERAL ELECTRIC CO. ................................     198,282
      1,500      TYCO INTERNATIONAL LTD (BERMUDA) ....................      56,906
                                                                       -----------
                                                                           255,188
                                                                       -----------
                 ELECTRONICS/ELECTRICAL EQUIPMENT--1.1%
        300      SANMINA CORP.* ......................................      35,119
      1,000      SOLECTRON CORP.* ....................................      65,500
                                                                       -----------
                                                                           100,619
                                                                       -----------

     Shares                              Issuer                             Value
---------------- ----------------------------------------------------- --------------
                 FINANCIAL SERVICES--4.3%
        500      AMERICAN EXPRESS CO. ................................ $    67,094
      1,500      CHARLES SCHWAB CORP. ................................      62,719
      2,400      CITIGROUP, INC. .....................................     124,049
        650      MERRILL LYNCH & CO., INC. ...........................      66,625
        900      MORGAN STANLEY DEAN WITTER & CO. ....................      63,394
                                                                       -----------
                                                                           383,881
                                                                       -----------
                 FOOD/BEVERAGE PRODUCTS--1.4%
        500      ANHEUSER-BUSCH COMPANIES, INC. ......................      32,063
      1,000      COCA-COLA CO. .......................................      48,437
      1,400      PEPSICO, INC. .......................................      45,150
                                                                       -----------
                                                                           125,650
                                                                       -----------
                 HEALTH CARE/HEALTH CARE SERVICES--2.0%
      1,000      COLGATE-PALMOLIVE CO. ...............................      52,188
        950      GUIDANT CORP.* ......................................      64,006
      1,300      MEDTRONIC, INC. .....................................      62,969
                                                                       -----------
                                                                           179,163
                                                                       -----------
                 INSURANCE--1.5%
      1,500      AMERICAN INTERNATIONAL GROUP, INC. ..................     132,656
                                                                       -----------
                 INTERNET SERVICES/SOFTWARE--0.7%
      1,000      AMERICA ONLINE, INC.* ...............................      59,000
                                                                       -----------
                 MACHINERY & ENGINEERING EQUIPMENT--1.0%
        500      APPLIED MATERIALS, INC.* ............................      91,469
                                                                       -----------
                 MANUFACTURING--0.5%
      1,000      HONEYWELL INTERNATIONAL, INC. .......................      48,125
                                                                       -----------
                 METALS/MINING--0.7%
        900      ALCOA, INC. .........................................      61,650
                                                                       -----------
                 MULTI-MEDIA--1.0%
      1,000      TIME WARNER, INC. ...................................      85,500
                                                                       -----------
                 OIL & GAS--4.4%
        650      BJ SERVICES CO.* ....................................      37,091
        300      CHEVRON CORP. .......................................      22,406
      2,000      ENRON CORP. .........................................     138,000
      2,320      EXXON MOBIL CORP. ...................................     174,725
        500      ROYAL DUTCH PETROLEUM CO., N.Y. REGISTERED
                 SHARES (NETHERLANDS) ................................      26,250
                                                                       -----------
                                                                           398,472
                                                                       -----------
                 PHARMACEUTICALS--2.9%
      1,000      BRISTOL-MYERS SQUIBB CO. ............................      56,813
        500      JOHNSON & JOHNSON ...................................      35,875
      1,000      MERCK & CO., INC. ...................................      61,563
      2,050      PFIZER, INC. ........................................      65,856
        500      WARNER-LAMBERT CO. ..................................      42,781
                                                                       -----------
                                                                           262,888
                                                                       -----------
                 PIPELINES--0.5%
        800      COLUMBIA ENERGY GROUP ...............................      47,200
                                                                       -----------

                       See notes to financial statements.

                              Asset Allocation Portfolio (continued)     page 19
              Portfolio of Investments February 29, 2000 (unaudited)

  Shares                    Issuer                        Value
  ------                    ------                        -----
          RETAILING--5.5%
  1,000   BEST BUY CO., INC.* ......................  $    54,375
  1,500   GAP, INC. ................................       72,469
  1,750   HOME DEPOT, INC. .........................      101,171
  1,000   TARGET CORP. .............................       59,000
  3,000   WAL-MART STORES, INC. ....................      146,062
  2,000   WALGREEN CO. .............................       51,625
                                                      -----------
                                                          484,702
                                                      -----------
          SEMI-CONDUCTORS--3.0%
    600   ALTERA CORP.* ............................       47,850
  1,500   INTEL CORP. ..............................      169,500
    300   TEXAS INSTRUMENTS, INC. ..................       49,950
                                                      -----------
                                                          267,300
                                                      -----------
          TELECOMMUNICATIONS--3.6%
  1,580   AT&T CORP. ...............................       78,112
  1,000   BELLSOUTH CORP. ..........................       40,750
    700   GTE CORP. ................................       41,300
  1,050   MCI WORLDCOM, INC.* ......................       46,856
  1,500   SBC COMMUNICATIONS, INC. .................       57,000
  1,000   SPRINT CORP. (FON GROUP) .................       61,000
                                                      -----------
                                                          325,018
                                                      -----------
          TELECOMMUNICATIONS EQUIPMENT--3.1%
    800   ADC TELECOMMUNICATIONS, INC.* ............       35,900
  1,650   LUCENT TECHNOLOGIES, INC. ................       98,175
    500   MOTOROLA, INC. ...........................       85,250
    500   NORTEL NETWORKS CORP., (CANADA) ..........       55,750
                                                      -----------
                                                          275,075
                                                      -----------
          UTILITIES--0.5%
    500   AES CORP.* ...............................       41,906
                                                      -----------
          TOTAL COMMON STOCK
          (COST $4,738,177) ........................    5,017,027
                                                      -----------

 Principal
  Amount
   (USD)
 -------
           U.S. TREASURY SECURITIES--15.5%
            U.S. TREASURY NOTES & BONDS,
 $ 50,000  5.25%, 05/31/01 .......................     49,305
   75,000  5.25%, 11/15/28 .......................     64,700
   50,000  5.63%, 02/15/06 .......................     47,461
   50,000  6.00%, 07/31/02 .......................     49,399
  410,000  6.25%, 08/15/23 .......................    403,529
  720,000  6.38%, 03/31/01 .......................    719,661
   50,000  8.75%, 08/15/00 .......................     50,578
                                                      -------
           TOTAL U.S. TREASURY SECURITIES
           (COST $1,382,216) .....................  1,384,633
                                                    ---------
           U.S. GOVERNMENT AGENCY SECURITIES--7.3%
            FEDERAL HOME LOAN MORTGAGE CORP.,
  135,000   6.63%, 09/15/09 ......................    129,346
  208,671   7.00%, 11/01/29 ......................    200,128

  Principal
    Amount
    (USD)                               Issuer                               Value
  ---------                             ------                               -----
              U.S. GOVERNMENT AGENCY SECURITIES (cont'd)
              FEDERAL NATIONAL MORTGAGE ASSOCIATION,
 $   50,000    5.13%, 02/13/04 .........................................  $   46,625
    180,000    6.63%, 09/15/09 .........................................     172,503
    125,000   TENNESSEE VALLEY AUTHORITY, 5.38%, 11/13/08 ..............     109,903
                                                                          ----------
              TOTAL U.S. GOVERNMENT AGENCY SECURITIES
              (COST $678,185) ..........................................     658,505
                                                                          ----------
              CORPORATE NOTES & BONDS--15.1%
              AUTOMOTIVE--4.2%
    100,000   DAIMLERCHRYSLER NORTH AMERICA HOLDINGS
              CORP., MTN, 6.63%, 09/21/01 ..............................      99,081
    150,000   FORD MOTOR CO., 7.45%, 07/16/31 ..........................     143,893
     50,000   FORD MOTOR CREDIT CO., 5.80%, 01/12/09 ...................      43,468
    100,000   GENERAL MOTORS ACCEPTANCE CORP., 5.85%,
              01/14/09 .................................................      87,503
                                                                          ----------
                                                                             373,945
                                                                          ----------
              COMPUTERS/COMPUTER HARDWARE--1.1%
    100,000   IBM CREDIT CORP., MTN, 6.35%, 08/30/01 ...................      98,844
                                                                          ----------
              DIVERSIFIED--1.3%
    100,000   GENERAL ELECTRIC CAPITAL CORP., 9.18%, 12/30/08 ..........     112,420
                                                                          ----------
              FINANCIAL SERVICES--2.7%
     20,000   AMERICAN GENERAL FINANCE CORP., MTN, 6.04%,
              07/02/01 .................................................      19,720
     50,000   GOLDMAN SACHS GROUP, INC., 6.65%, 05/15/09 ...............      45,600
     85,000   INTERNATIONAL LEASE FINANCE CORP., MTN, 8.35%,
              02/04/02 .................................................      86,497
     95,000   MERRILL LYNCH & CO., INC., MTN, 5.71%, 01/15/02 ..........      92,479
                                                                          ----------
                                                                             244,296
                                                                          ----------
              INSURANCE--1.6%
    100,000   ALLSTATE CORP., 7.20%, 12/01/09 ..........................      97,407
     60,000   MBIA, INC., 6.63%, 10/01/28 ..............................      50,210
                                                                          ----------
                                                                             147,617
                                                                          ----------
              MACHINERY & ENGINEERING EQUIPMENT--1.5%
    100,000   CATERPILLAR FINANCIAL SERVICES CORP., MTN,
              5.89%, 06/17/02 ..........................................      97,039
     40,000   CATERPILLAR, INC., 6.63%, 07/15/28 .......................      34,333
                                                                          ----------
                                                                             131,372
                                                                          ----------
              OIL & GAS--0.5%
     50,000   CONOCO, INC., 5.90%, 04/15/04 ............................      47,240
                                                                          ----------
              PRINTING & PUBLISHING--0.3%
     30,000   WASHINGTON POST CO., 5.50%, 02/15/09 .....................      25,982
                                                                          ----------
              RETAILING--1.1%
    100,000   SAFEWAY, INC., 7.25%, 09/15/04 ...........................      98,401
                                                                          ----------
              TELECOMMUNICATIONS--0.8%
     75,000   AT&T CORP., 5.63%, 03/15/04 ..............................      70,247
                                                                          ----------
              TOTAL CORPORATE NOTES & BONDS
              (COST $1,395,663) ........................................  $1,350,364
                                                                          ----------

                                See notes to financial statements.

page 20      Asset Allocation Portfolio (continued)
             Portfolio of Investments February 29, 2000 (unaudited)

  Principal
    Amount
    (USD)                          Issuer                          Value
  ---------                        ------                          -----
              MORTGAGE-BACKED PASS THROUGH SECURITIES--4.9%
               FEDERAL NATIONAL MORTGAGE ASSOCIATION,
 $   43,405    POOL 313563, 10.50%, 03/01/18 .................  $   47,053
    219,810    POOL 323614, 6.50%, 02/01/14 ..................     211,429
              GOVERNMENT NATIONAL MORTGAGE ASSOCIATION,
    119,443    POOL 513746, 7.00%, 08/15/29 ..................     114,441
     69,800    POOL 518585, 6.50%, 11/15/29 ..................      65,023
                                                                ----------
              TOTAL MORTGAGE-BACKED PASS THROUGH
              SECURITIES (COST $453,690) .....................     437,946
                                                                ----------
              TOTAL LONG-TERM INVESTMENTS
              (COST $8,647,931) ..............................   8,848,475
                                                                ----------
              SHORT-TERM INVESTMENT--0.9%
              REPURCHASE AGREEMENT--0.9%
     82,000   GREENWICH CAPITAL MARKETS, INC., 5.83%,
              DUE 03/01/00, (DATED 02/29/00, PROCEEDS $82,013,
              SECURED BY FHLMC, $90,119, 6.24%, DUE 04/15/29;
              MARKET VALUE $88,170)
              (COST $82,000) .................................      82,000
                                                                ----------
              TOTAL INVESTMENTS--99.7%
              (COST $8,729,931) ..............................  $8,930,475
                                                                ==========

                       See notes to financial statements.

Government Income Portfolio                                             page 21
Portfolio of Investments
February 29, 2000 (unaudited)

   Principal
     Amount
     (USD)                           Issuer                         Value
   ---------                         ------                         -----
                LONG-TERM INVESTMENTS--97.3%
                U.S. TREASURY SECURITIES--46.0%
                U.S. TREASURY NOTES & BONDS,
 $    400,000    5.63%, 05/15/08 ..............................  $  375,124
      150,000    6.13%, 09/30/00 ..............................     149,976
      550,000    6.75%, 08/15/26 ..............................     578,963
      675,000    8.50%, 02/15/20 ..............................     828,353
      585,000    10.75%, 08/15/05 .............................     690,025
                                                                 ----------
                TOTAL U.S. TREASURY SECURITIES
                (COST $2,835,449) .............................   2,622,441
                                                                 ----------
                U.S. GOVERNMENT AGENCY SECURITIES--40.3%
      750,000   FEDERAL HOME LOAN BANK, 5.70%, 03/25/03 .......     723,165
                FEDERAL NATIONAL MORTGAGE ASSOCIATION,
      469,000    5.13%, 02/13/04 ..............................     437,343
      150,000    5.88%, 04/23/04 ..............................     142,688
    1,000,000   STUDENT LOAN MARKETING ASSOCIATION, MTN,
                 5.57%, 03/17/00 ..............................     999,475
                                                                 ----------
                TOTAL U.S. GOVERNMENT AGENCY SECURITIES
                (COST $2,350,129) .............................   2,302,671
                                                                 ----------
                MORTGAGE-BACKED PASS THROUGH SECURITY--11.0%
      668,459   GOVERNMENT NATIONAL MORTGAGE ASSOCIATION,......
                 POOL 354779, 6.50%, 03/15/24
                (COST $610,674) ...............................     629,187
                                                                 ----------
                TOTAL INVESTMENTS--97.3%
                (COST $5,796,252)..............................  $5,554,299
                                                                 ==========


Money Market Portfolio
Portfolio of Investments
February 29, 2000 (unaudited)

   Principal
     Amount
     (USD)                           Issuer                         Value
   ---------                         ------                         -----
              U.S. TREASURY SECURITIES--5.5%
              U.S. TREASURY BILLS,
 $   79,000    5.28%, 04/06/00 ..................................... $   78,588
    150,000    5.55%, 05/18/00 .....................................    148,222
                                                                     ----------
              TOTAL U.S. TREASURY SECURITIES
              (COST $226,810) ......................................    226,810
                                                                     ----------
              U.S. GOVERNMENT AGENCY SECURITIES--14.2%
    100,000   FEDERAL FARM CREDIT BANK, 5.78%, 04/14/00 ............     99,301
    100,000   FEDERAL HOME LOAN BANK, DN, 5.60%, 03/03/00 ..........     99,969
              FEDERAL HOME LOAN MORTGAGE CORP.,
     65,000    DN, 5.66%, 03/09/00 .................................     64,918
    160,000    DN, 5.82%, 04/13/00 .................................    158,901
    165,000   FEDERAL NATIONAL MORTGAGE ASSOCIATION, DN,
              6.13%, 08/17/00 ......................................    160,392
                                                                     ----------
              TOTAL U.S. GOVERNMENT AGENCY SECURITIES
              (COST $583,481) ......................................    583,481
                                                                     ----------
              COMMERCIAL PAPER--61.8%
              AUTOMOTIVE--4.8%
    200,000   DAIMLERCHRYSLER NORTH AMERICA CORP.,
              (GERMANY), 5.94%, 05/08/00 ...........................    197,786
                                                                     ----------
              BANKING--4.8%
    200,000   SWEDBANK (SWEDEN), 5.91%, 04/19/00 ...................    198,408
                                                                     ----------
              DIVERSIFIED--2.5%
    105,000   GENERAL ELECTRIC CAPITAL CORP., 5.98%, 04/20/00 ......    104,140
                                                                     ----------
              FINANCIAL SERVICES--33.0%
    140,000   BIL NORTH AMERICA, INC., 5.81%, 03/15/00 .............    139,685
    192,000   CREGEM NORTH AMERICA, INC., 5.87%, 04/19/00 ..........    190,482
    190,000   GOLDMAN SACHS GROUP LP, 6.00%, 05/12/00 ..............    187,754
    200,000   INTERNATIONAL LEASE FINANCE CORP., 5.88%,
              04/17/00 .............................................    198,479
    172,000   J.P. MORGAN & CO., 5.87%, 04/12/00 ...................    170,832
    190,000   KFW INTERNATIONAL FINANCE, INC., 5.93%, 03/28/00......    189,171
    105,000   NATIONWIDE BUILDING SOCIETY, (UNITED
              KINGDOM), 5.98%, 05/15/00 ............................    103,712
    172,000   SALOMON SMITH BARNEY HOLDINGS, INC., 5.93%,
              03/14/00 .............................................    171,638
                                                                     ----------
                                                                      1,351,753
                                                                     ----------
              FOOD/BEVERAGE PRODUCTS--4.6%
    190,000   HEINZ (H J) CO., 5.72%, 03/07/00 .....................    189,820
                                                                     ----------
              INSURANCE--4.8%
    200,000   ING AMERICA INSURANCE HOLDINGS, INC.,
              (NETHERLANDS), 5.99%, 05/15/00 .......................    197,542
                                                                     ----------
              TELECOMMUNICATIONS--2.9%
    120,000   BRITISH TELECOMMUNICATIONS PLC, (UNITED
              KINGDOM), 5.93%, 04/25/00 ............................    118,928
                                                                     ----------
              UTILITIES--4.4%
    180,000   NATIONAL RURAL UTILITIES COOPERATIVE FINANCE
              CORP., 5.99%, 03/13/00 ...............................    179,646
                                                                     ----------
              TOTAL COMMERCIAL PAPER                                 $2,538,023
              (COST $2,538,023) .................................... -----------

                                See notes to financial statements.

page 22     Money Market Portfolio (continued)
            Portfolio of Investments February 29, 2000 (unaudited)

  Principal
    Amount
    (USD)                         Issuer                          Value
  ----------                      ------                          -----
              CERTIFICATES OF DEPOSIT--18.3%
 $  190,000   BANQUE NATIONALE DE PARIS, (FRANCE), (YANKEE),
              5.92%, 03/29/00 ..............................   $  189,133
    100,000   CANADIAN IMPERIAL BANK OF COMMERCE,
              (CANADA), (YANKEE), 5.27%, 03/03/00 ..........      100,000
    125,000   DEUTSCHE BANK AG, (FRANCE), (YANKEE), 5.33%,
              03/09/00 .....................................      125,002
    150,000   NATIONAL WESTMINSTER BANK PLC, (UNITED
              KINGDOM), (YANKEE), 5.20%, 05/10/00 ..........      149,813
    190,000   SVENSKA HANDELSBANKEN, INC., (SWEDEN),
              (YANKEE), 5.95%, 03/27/00 ....................      189,189
                                                              -----------
              TOTAL CERTIFICATES OF DEPOSIT
              (COST $753,137) ..............................      753,137
                                                              -----------
              TOTAL INVESTMENTS--99.8%
              (COST $4,101,451).............................   $4,101,451
                                                               ==========

INDEX:
  *     = Non-income producing security.
  ADR   = American Depositary Receipt.
  FHLMC = Federal Home Loan Mortgage Corporation.
  MTN   = Medium Term Notes.

                       See notes to financial statements.

                               Statement of Assets and Liabilities      page 23
                                     February 29, 2000 (unaudited)

                                                                    Growth and       Capital     International
                                                                      Income         Growth          Equity
                                                                     Portfolio      Portfolio      Portfolio
                                                                  -------------- -------------- ---------------
ASSETS:
 Investment securities, at value (Note 1)                          $ 15,857,817   $12,176,853     $9,004,593
 Cash                                                                       105           685        165,260
 Foreign Currency (Cost $279,891)(a)                                         --            --        273,852
 Other assets                                                               171           112             62
 Receivables:
  Investment securities sold                                            166,568       229,602         58,407
  Portfolio shares sold                                                  26,842         4,158             --
  Dividends and interest                                                     --         6,690         13,442
  Variation margin                                                           --            --             62
                                                                   ------------   -----------     ----------
   TOTAL ASSETS                                                      16,051,503    12,418,100      9,515,678
                                                                   ------------   -----------     ----------
LIABILITIES:
 Payables:
  Investment securities purchased                                            --        83,627        101,197
  Portfolio shares redeemed                                               4,575           202             --
 Accrued liabilities: (Note 2)
  Investment advisory fees                                                1,954            --             --
  Administration fees                                                     2,606           476             --
  Custodian fees                                                          9,862        10,743          4,296
  Other                                                                  48,766        39,929         38,968
                                                                   ------------   -----------     ----------
   TOTAL LIABILITIES                                                     67,763       134,977        144,461
                                                                   ------------   -----------     ----------
NET ASSETS:
 Paid in capital                                                     16,131,995    10,277,963      6,124,412
 Accumulated undistributed (distributions in excess of) net
  investment income                                                      65,588       (57,207)      (128,289)
 Accumulated net realized gain (loss) on investments and futures
  transactions                                                       (1,066,464)       99,530        997,072
 Net unrealized appreciation (depreciation) of investments,
  futures and assets and liabilities denominated in foreign
  currencies                                                            852,621     1,962,837      2,378,022
                                                                   ------------   -----------     ----------
   NET ASSETS APPLICABLE TO INVESTORS' BENEFICIAL
   INTERESTS                                                       $ 15,983,740   $12,283,123     $9,371,217
                                                                   ============   ===========     ==========
   Shares of beneficial interest outstanding ($.001 par value;
   unlimited number of shares authorized)                             1,311,325       872,113        612,959
   Net asset value, maximum offering price per share and
   redemption price per share                                      $      12.19   $     14.09     $    15.29
                                                                   ============   ===========     ==========
   Cost of investments                                             $ 15,005,196   $10,214,016     $6,622,348
                                                                   ============   ===========     ==========

                                                                       Asset      U.S. Government      Money
                                                                    Allocation         Income          Market
                                                                     Portfolio       Portfolio       Portfolio
                                                                  -------------- ----------------- -------------
ASSETS:
 Investment securities, at value (Note 1)                           $8,930,475      $5,554,299      $4,101,451
 Cash                                                                      846          82,017           4,259
 Foreign Currency (Cost $279,891)(a)                                        --              --              --
 Other assets                                                               82              56              33
 Receivables:
  Investment securities sold                                                --              --              --
  Portfolio shares sold                                                     --              --              --
  Dividends and interest                                                71,942          87,225          18,386
  Variation margin                                                          --              --              --
                                                                    ----------      ----------      ----------
   TOTAL ASSETS                                                      9,003,345       5,723,597       4,124,129
                                                                    ----------      ----------      ----------
LIABILITIES:
 Payables:
  Investment securities purchased                                       23,950              --              --
  Portfolio shares redeemed                                                160             214              83
 Accrued liabilities: (Note 2)
  Investment advisory fees                                                  --              --              --
  Administration fees                                                       --              --              --
  Custodian fees                                                        10,152           6,646           6,526
  Other                                                                  9,932           5,754           6,032
                                                                    ----------      ----------      ----------
   TOTAL LIABILITIES                                                    44,194          12,614          12,641
                                                                    ----------      ----------      ----------
NET ASSETS:
 Paid in capital                                                     8,894,085       5,894,751       4,112,104
 Accumulated undistributed (distributions in excess of) net
  investment income                                                     92,483         110,225            (145)
 Accumulated net realized gain (loss) on investments and futures
  transactions                                                        (227,961)        (52,040)           (471)
 Net unrealized appreciation (depreciation) of investments,
  futures and assets and liabilities denominated in foreign
  currencies                                                           200,544        (241,953)             --
                                                                    ----------      ----------      ----------
   NET ASSETS APPLICABLE TO INVESTORS' BENEFICIAL
   INTERESTS                                                        $8,959,151      $5,710,983      $4,111,488
                                                                    ==========      ==========      ==========
   Shares of beneficial interest outstanding ($.001 par value;
   unlimited number of shares authorized)                              858,175         639,277       4,112,090
   Net asset value, maximum offering price per share and
   redemption price per share                                       $    10.44      $     8.93      $     1.00
                                                                    ==========      ==========      ==========
   Cost of investments                                              $8,729,931      $5,796,252      $4,101,451
                                                                    ==========      ==========      ==========

(a) Including foreign cash of $32,159 segregated for margin on futures contracts.

                       See notes to financial statements.

page 24     Statement of Operations
            For the six months ended February 29, 2000 (unaudited)

                                                                 Growth and     Capital        International
                                                                   Income        Growth          Equity
                                                                 Portfolio     Portfolio        Portfolio
                                                               ------------- -------------    ---------------
INVESTMENT INCOME: (Note 1B)
 Interest                                                       $   24,748    $   27,964        $    1,118
 Dividends                                                         120,275        46,036            26,642
 Foreign taxes withheld                                                (17)          (75)           (2,613
                                                                ----------    ----------        ----------
   TOTAL INVESTMENT INCOME                                         145,006        73,925            25,147
                                                                ----------    ----------        ----------
EXPENSES: (Note 2)
 Investment advisory fees                                           52,934        36,325            31,846
 Administration fees                                                17,645        12,108             7,962
 Accounting fees                                                        --            --            35,813
 Custodian fees                                                     26,769        18,769             9,955
 Printing and postage                                                3,382         4,851             7,733
 Professional fees                                                   7,872        15,343            13,770
 Transfer agent fees                                                 8,822        12,109             7,962
 Trustees' fees                                                        441           505               199
 Other                                                                 350         3,021               684
                                                                ----------    ----------        ----------
   TOTAL EXPENSES                                                  118,215       103,03            115,924
                                                                ----------    ----------        ----------
 Less amounts waived (Note 2D)                                      39,701        47,955            39,808
 Less earnings credits (Note 2E)                                       302           606                 3
 Less expenses assumed by VFD (Note 2D)                                 --            --            32,324
                                                                ----------    ----------        ----------
   NET EXPENSES                                                     78,212        54,470            43,789
                                                                ----------    ----------        ----------
   NET INVESTMENT INCOME (LOSS)                                     66,794        19,455           (18,642)
                                                                ----------    ----------        ----------
NET REALIZED GAIN (LOSS) ON:
 Investment transactions                                          (751,503)    1,442,726         1,135,406
 Futures transactions                                                   --            --             4,441
 Foreign currency transactions                                          --            --          (16,103)
CHANGE IN NET UNREALIZED APPRECIATION/DEPRECIATION ON:
 Investments                                                       140,112      (268,903)        1,550,977
 Futures                                                                --            --             7,689
 Foreign currency contracts and foreign currency translation            --            --           (35,251)
                                                                ----------    ----------        ----------
Net realized and unrealized gain (loss)                           (611,391)    1,173,823         2,647,159
                                                                ----------    ----------        ----------
Net increase (decrease) in net assets from operations           $ (544,597)   $1,193,278        $2,628,517
                                                                ==========    ==========        ==========

                                                                   Asset        U.S. Government    Money
                                                                 Allocation          Income       Market
                                                                  Portfolio       Portfolio      Portfolio
                                                                --------------   --------------  ----------
INVESTMENT INCOME: (Note 1B)
 Interest                                                        $  134,321        $ 191,814      $111,455
 Dividends                                                           26,204               --            --
 Foreign taxes withheld                                                    (3)            --            --
                                                                 -------------     ----------     --------
   TOTAL INVESTMENT INCOME                                          160,522          191,814       111,455
                                                                 ----------        ---------      --------
EXPENSES: (Note 2)
 Investment advisory fees                                            25,128           14,824         4,963
 Administration fees                                                  9,137            5,929         3,971
 Accounting fees                                                         --               --            --
 Custodian fees                                                      38,041           32,876        18,344
 Printing and postage                                                    42               47            89
 Professional fees                                                    9,966            8,018         8,360
 Transfer agent fees                                                 10,514            8,307         4,878
 Trustees' fees                                                         228              148            99
 Other                                                                  687              471         2,300
                                                                 ----------         ---------      -------
   TOTAL EXPENSES                                                    93,743           70,620        43,004
                                                                 ----------         ---------      -------
 Less amounts waived (Note 2D)                                       34,265           20,753         8,934
 Less earnings credits (Note 2E)                                        895              336           152
 Less expenses assumed by VFD (Note 2D)                              19,747           25,787        22,998
                                                                 ----------         --------       -------
   NET EXPENSES                                                      38,836           23,744        10,920
                                                                 ----------         --------       -------
   NET INVESTMENT INCOME (LOSS)                                     121,686          168,070       100,535
                                                                 ----------         ---------      --------
NET REALIZED GAIN (LOSS) ON:
 Investment transactions                                           (214,442)         (51,396)           26
 Futures transactions                                                 8,942               --            --
 Foreign currency transactions                                           --               --            --
CHANGE IN NET UNREALIZED APPRECIATION/DEPRECIATION ON:
 Investments                                                        162,647            1,699            --
 Futures                                                                 --               --            --
 Foreign currency contracts and foreign currency translation             --               --            --
                                                                 ------------      ---------      --------
Net realized and unrealized gain (loss)                             (42,853)         (49,697)           26
                                                                 ------------      ---------      ---------
Net increase (decrease) in net assets from operations            $   78,833        $ 118,373      $100,561
                                                                 ============      =========      =========

                       See notes to financial statements.

                                  Statement of Changes in Net Assets     page 25
                               For the periods indicated (unaudited)

                                                Growth and Income                Capital Growth
                                                    Portfolio                       Portfolio
                                         ------------------------------- -------------------------------
                                             09/01/99          Year          09/01/99          Year
                                             through          Ended          through          Ended
                                             02/29/00        08/31/99        02/29/00        08/31/99
                                         --------------- --------------- --------------- ---------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)             $     66,794    $    106,946    $     19,455    $     74,035
 Net realized gain (loss) on
 investments, futures and foreign
 currency transactions                        (751,503)       (273,794)      1,442,726        (326,396)
 Change in net unrealized appreciation/
 depreciation on investments, futures
 and foreign currency translations             140,112       3,731,059        (268,903)      3,485,901
                                          ------------    ------------    ------------    ------------
  INCREASE (DECREASE) IN NET
  ASSETS FROM OPERATIONS                      (544,597)      3,564,211       1,193,278       3,233,540
                                          ------------    ------------    ------------    ------------
DISTRIBUTIONS TO SHAREHOLDERS
FROM:
 Net investment income                         (47,277)       (141,313)        (77,220)        (91,620)
 Net realized gain on investment
 transactions                                       --      (3,026,944)       (779,834)     (1,211,368)
                                          ------------    ------------    ------------    ------------
  TOTAL DISTRIBUTIONS TO
  SHAREHOLDERS                                 (47,277)     (3,168,257)       (857,054)     (1,302,988)
                                          ------------    ------------    ------------    ------------
INCREASE (DECREASE) FROM CAPITAL
SHARE TRANSACTIONS:
 Proceeds from shares issued                   605,681       2,745,113         621,180       1,764,277
 Dividends reinvested                           47,277       3,168,265         857,050       1,302,988
 Cost of shares redeemed                    (3,230,681)     (4,525,706)     (2,179,975)     (3,444,937)
                                          ------------    ------------    ------------    ------------
  INCREASE (DECREASE) FROM
  CAPITAL SHARE TRANSACTIONS                (2,577,723)      1,387,672        (701,745)       (377,672)
                                          ------------    ------------    ------------    ------------
TOTAL INCREASE (DECREASE) IN NET
ASSETS                                      (3,169,597)      1,783,626        (365,521)      1,552,880
NET ASSETS:
 Beginning of period                        19,153,337      17,369,711      12,648,644      11,095,764
                                          ------------    ------------    ------------    ------------
 End of period                            $ 15,983,740    $ 19,153,337    $ 12,283,123    $ 12,648,644
                                          ============    ============    ============    ============
Share Transactions:
 Issued                                         47,652         206,744          45,043         138,153
 Reinvested                                      3,746          10,795          66,541         103,819
 Redeemed                                     (256,142)       (106,283)       (159,606)       (268,589)
                                          ------------    ------------    ------------    ------------
Change in shares                              (204,744)        111,256         (48,022)        (26,617)
                                          ============    ============    ============    ============

                                                                                                        U.S. Government
                                              International Equity              Asset Allocation            Income
                                                    Portfolio                      Portfolio               Portfolio
                                         ------------------------------- ------------------------------ ---------------
                                             09/01/99          Year         09/01/99          Year          09/01/99
                                             through          Ended          through         Ended          through
                                             02/29/00        08/31/99       02/29/00        08/31/99        02/29/00
                                         --------------- --------------- -------------- --------------- ---------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)             $     (18,642)  $       2,343    $  121,686    $     227,541   $     168,070
 Net realized gain (loss) on
 investments, futures and foreign
 currency transactions                        1,123,744          35,296      (205,500)          57,995         (51,396)
 Change in net unrealized appreciation/
 depreciation on investments, futures
 and foreign currency translations            1,523,415       1,446,775       162,647          648,382           1,699
                                          -------------   -------------    ----------    -------------   -------------
  INCREASE (DECREASE) IN NET
  ASSETS FROM OPERATIONS                      2,628,517       1,484,414        78,833          933,918         118,373
                                          -------------   -------------    ----------    -------------   -------------
DISTRIBUTIONS TO SHAREHOLDERS
FROM:
 Net investment income                               --         (65,684)     (250,511)        (150,706)       (352,501)
 Net realized gain on investment
 transactions                                  (242,807)       (309,348)      (67,251)        (783,916)       (106,053)
                                          -------------   -------------    ----------    -------------   -------------
  TOTAL DISTRIBUTIONS TO
  SHAREHOLDERS                                 (242,807)       (375,032)     (317,762)        (934,622)       (458,554)
                                          -------------   -------------    ----------    -------------   -------------
INCREASE (DECREASE) FROM CAPITAL
SHARE TRANSACTIONS:
 Proceeds from shares issued                    545,947         540,673       190,102        1,873,665         236,640
 Dividends reinvested                           242,805         375,032       317,761          934,622         458,551
 Cost of shares redeemed                     (1,139,807)     (1,006,352)     (633,636)      (1,296,518)     (1,077,247)
                                          -------------   -------------    ----------    -------------   -------------
  INCREASE (DECREASE) FROM
  CAPITAL SHARE TRANSACTIONS                   (351,055)        (90,647)     (125,773)       1,511,769        (382,056)
                                          -------------   -------------    ----------    -------------   -------------
TOTAL INCREASE (DECREASE) IN NET
ASSETS                                        2,034,655       1,018,735      (364,702)       1,511,065        (722,237)
NET ASSETS:
 Beginning of period                          7,336,562       6,317,827     9,323,853        7,812,788       6,433,220
                                          -------------   -------------    ----------    -------------   -------------
 End of period                            $   9,371,217   $   7,336,562    $8,959,151    $   9,323,853   $   5,710,983
                                          =============   =============    ==========    =============   =============
Share Transactions:
 Issued                                          40,198          52,457        17,957          168,082          25,503
 Reinvested                                      17,788          37,761        30,292           84,851          51,363
 Redeemed                                       (90,933)       (100,131)      (59,854)        (117,135)       (114,110)
                                          -------------   -------------    ----------    -------------   -------------
Change in shares                                (32,947)         (9,913)      (11,605)         135,798         (37,244)
                                          =============   =============    ==========    =============   =============

                                         U.S. Government
                                              Income             Money Market
                                            Portfolio              Portfolio
                                         ---------------         ------------
                                               Year         09/01/99          Year
                                              Ended          through         Ended
                                             08/31/99       02/29/00        08/31/99
                                         --------------- -------------- ---------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
 Net investment income (loss)             $     357,431    $  100,535    $     176,767
 Net realized gain (loss) on
 investments, futures and foreign
 currency transactions                          111,284            26              216
 Change in net unrealized appreciation/
 depreciation on investments, futures
 and foreign currency translations             (547,700)           --               --
                                          -------------    ----------    -------------
  INCREASE (DECREASE) IN NET
  ASSETS FROM OPERATIONS                        (78,985)      100,561          176,983
                                          -------------    ----------    -------------
DISTRIBUTIONS TO SHAREHOLDERS
FROM:
 Net investment income                         (341,109)     (100,467)        (177,389)
 Net realized gain on investment
 transactions                                        --            --             (316)
                                          -------------    ----------    -------------
  TOTAL DISTRIBUTIONS TO
  SHAREHOLDERS                                 (341,109)     (100,467)        (177,705)
                                          -------------    ----------    -------------
INCREASE (DECREASE) FROM CAPITAL
SHARE TRANSACTIONS:
 Proceeds from shares issued                  1,813,167       865,905        3,209,679
 Dividends reinvested                           341,107       100,467          178,002
 Cost of shares redeemed                     (1,882,389)     (846,087)      (2,674,958)
                                          -------------    ----------    -------------
  INCREASE (DECREASE) FROM
  CAPITAL SHARE TRANSACTIONS                    271,885       120,285          712,723
                                          -------------    ----------    -------------
TOTAL INCREASE (DECREASE) IN NET
ASSETS                                         (148,209)      120,379          712,001
NET ASSETS:
 Beginning of period                          6,581,429     3,991,109        3,279,108
                                          -------------    ----------    -------------
 End of period                            $   6,433,220    $4,111,488    $   3,991,109
                                          =============    ==========    =============
Share Transactions:
 Issued                                         181,506       865,905        3,209,679
 Reinvested                                      34,700       100,467          178,002
 Redeemed                                      (189,910)     (846,087)      (2,674,958)
                                          -------------    ----------    -------------
Change in shares                                 26,296       120,285          712,723
                                          =============    ==========    =============

                       See notes to financial statements.

page 26     Financial Highlights (unaudited)

                                                                          Growth and Income Portfolio
                                                         -------------------------------------------------------------
                                                           09/01/99
                                                            through                 Year Ended August 31,
                                                           02/29/00       1999        1998         1997        1996
                                                         ------------ ----------- ------------ ----------- -----------
PER SHARE OPERATING PERFORMANCE
 Net Asset Value, Beginning of Period                      $ 12.63      $ 12.36     $ 15.16      $ 12.74    $ 11.48
                                                           -------      -------     -------      -------    -------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                                        0.06        0.06         0.09        0.15        0.29
 Net gains or losses on investments
 (both realized and unrealized)                              (0.46)       2.58        (0.71)       3.99        1.52
                                                           -------      -------     -------      -------    -------
  TOTAL FROM INVESTMENT OPERATIONS                           (0.40)       2.64        (0.62)       4.14        1.81
                                                           -------      -------     -------      -------    -------
LESS DISTRIBUTIONS:
 Dividends from net investment income                         0.04        0.09         0.13        0.15        0.30
 Distributions from capital gains                               --        2.28         2.05        1.57        0.25
                                                           -------      -------     -------      -------    -------
  TOTAL DISTRIBUTIONS                                         0.04        2.37         2.18        1.72        0.55
                                                           -------      -------     -------      -------    -------
NET ASSET VALUE, END OF PERIOD                             $ 12.19      $ 12.63     $ 12.36      $ 15.16    $ 12.74
                                                           =======      =======     =======      =======    =======
TOTAL RETURN                                                 (3.22%)      21.23%      (5.45%)      35.53%      16.24%
RATIOS/SUPPLEMENTAL DATA:
 Net Assets, End of Period (000 omitted)                   $15,984      $19,153     $17,370      $15,002    $  8,081
 Ratios to Average Net Assets:#
  Expenses                                                    0.89%        0.90%       0.90%        0.90%       0.90%
  Net investment income                                       0.76%        0.54%       0.78%        1.18%       1.71%
  Expenses without waivers,
  assumption of expenses and earnings credits                 1.34%        1.33%       1.70%        1.70%       1.98%
  Net investment income without
  waivers, assumption of expenses and earnings credits        0.31%        0.11%      (0.02%)       0.38%       0.63%
Portfolio Turnover Rate                                         55%         114%        170%          89%        129%

                                                         Growth and
                                                            Income
                                                          Portfolio
                                                         -----------
                                                          03/01/95*
                                                           through
                                                           08/31/95
                                                         -----------
PER SHARE OPERATING PERFORMANCE
 Net Asset Value, Beginning of Period                     $ 10.00
                                                          -------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                                       0.11
 Net gains or losses on investments
 (both realized and unrealized)                              1.37
                                                          -------
  TOTAL FROM INVESTMENT OPERATIONS                           1.48
                                                          -------
LESS DISTRIBUTIONS:
 Dividends from net investment income                           --
 Distributions from capital gains                               --
                                                          --------
  TOTAL DISTRIBUTIONS                                           --
                                                          --------
NET ASSET VALUE, END OF PERIOD                            $ 11.48
                                                          ========
TOTAL RETURN                                                 14.80%
RATIOS/SUPPLEMENTAL DATA:
 Net Assets, End of Period (000 omitted)                  $  6,247
 Ratios to Average Net Assets:#
  Expenses                                                    0.90%
  Net investment income                                       2.14%
  Expenses without waivers,
  assumption of expenses and earnings credits                 1.80%
  Net investment income without
  waivers, assumption of expenses and earnings credits        1.24%
Portfolio Turnover Rate                                         32%

                                                                                 Capital Growth Portfolio
                                                         ------------------------------------------------------------------------
                                                           09/01/99                                                     03/01/95*
                                                           through                 Year Ended August 31,                 through
                                                           02/29/00      1999         1998        1997        1996      08/31/95
                                                         ----------- ----------- ------------- ----------- ----------- ----------
PER SHARE OPERATING PERFORMANCE
 Net Asset Value, Beginning of Period                      $ 13.75     $ 11.72     $   15.52     $ 13.84    $  11.90    $ 10.00
                                                           -------     -------     ---------     -------    --------    -------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                                        0.03        0.07          0.10        0.09        0.16       0.06
 Net gains or losses on investments
 (both realized and unrealized)                               1.32        3.37         (2.37)       3.42        2.14       1.84
                                                           -------     -------     ---------     -------    --------    -------
  TOTAL FROM INVESTMENT OPERATIONS                            1.35        3.44         (2.27)       3.51        2.30       1.90
                                                           -------     -------     ---------     -------    --------    -------
LESS DISTRIBUTIONS:
 Dividends from net investment income                         0.09        0.09          0.09        0.10        0.14          --
 Distributions from capital gains                             0.92        1.32          1.44        1.73        0.22          --
                                                           -------     -------     ---------     -------    --------    --------
  TOTAL DISTRIBUTIONS                                         1.01        1.41          1.53        1.83        0.36          --
                                                           -------     -------     ---------     -------    --------    --------
NET ASSET VALUE, END OF PERIOD                             $ 14.09     $ 13.75     $   11.72     $ 15.52    $  13.84    $ 11.90
                                                           =======     =======     =========     =======    ========    ========
TOTAL RETURN                                                 10.51%      30.59%       (16.38%)     27.27%      19.66%      19.00%
RATIOS/SUPPLEMENTAL DATA:
 Net Assets, End of Period (000 omitted)                   $12,283     $12,649     $  11,096     $12,373    $  7,910    $  6,329
 Ratios to Average Net Assets:#
  Expenses                                                    0.90%       0.90%         0.90%       0.90%       0.90%       0.90%
  Net investment income                                       0.32%       0.59%         0.72%       0.64%       0.97%       1.04%
  Expenses without waivers,
  assumption of expenses and earnings credits                 1.70%       1.70%         1.70%       1.70%       1.97%       1.80%
  Net investment income without
  waivers, assumption of expenses and earnings credits       (0.48%)     (0.21%)       (0.08%)     (0.16%)     (0.10%)      0.14%
Portfolio Turnover Rate                                         84%         27%           71%         54%        107%         28%

                                                                           International Equity Portfolio
                                                         ------------------------------------------------------------------
                                                                                      Year Ended August 31,
                                                           09/01/99
                                                            through
                                                           02/29/00       1999           1998           1997        1996
                                                         ------------ ------------ ---------------- ----------- -----------
PER SHARE OPERATING PERFORMANCE
 Net Asset Value, Beginning of Period                      $  11.36     $   9.63      $   10.45      $ 10.59     $  10.89
                                                           --------     --------      ---------      -------     --------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                                        (0.04)          --           0.02 (b)     0.19         0.22
 Net gains or losses on investments
 (both realized and unrealized)                                4.38         2.32          (0.28)        0.65         0.03
                                                           --------     --------      ---------      -------     --------
  TOTAL FROM INVESTMENT OPERATIONS                             4.34         2.32          (0.26)        0.84         0.25
                                                           --------     --------      ---------      -------     --------
LESS DISTRIBUTIONS:
 Dividends from net investment income                            --         0.10           0.18         0.13         0.25
 Distributions from capital gains                              0.41         0.49           0.38         0.85         0.30
                                                           --------     --------      ---------      -------     --------
  TOTAL DISTRIBUTIONS                                          0.41         0.59           0.56         0.98         0.55
                                                           --------     --------      ---------      -------     --------
NET ASSET VALUE, END OF PERIOD                             $  15.29     $  11.36      $    9.63      $ 10.45     $  10.59
                                                           ========     ========      =========      =======     ========
TOTAL RETURN                                                  38.62%       25.03%         (2.46%)        8.27%       2.42%
RATIOS/SUPPLEMENTAL DATA:
 Net Assets, End of Period (000 omitted)                   $  9,371     $  7,337      $   6,318      $  5,421    $  3,901
 Ratios to Average Net Assets:#
  Expenses                                                     1.10%        1.10%          1.10%         1.11%       1.10%
  Net investment income                                       (0.47%)       0.04%          0.19%         1.96%       0.82%
  Expenses without waivers,
  assumption of expenses and earnings credits                  2.91%        3.24%          3.05%         2.99%       4.22%
  Net investment income without
  waivers, assumption of expenses and earnings credits        (2.28%)      (2.10%)        (1.76%)        0.08%      (2.30%)
Portfolio Turnover Rate                                          56%         170%           157%          158%        200%

                                                         International
                                                            Equity
                                                          Portfolio
                                                         -----------
                                                          03/01/95*
                                                           through
                                                           08/31/95
                                                         -----------
PER SHARE OPERATING PERFORMANCE
 Net Asset Value, Beginning of Period                     $ 10.00
                                                          -------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                                       0.10
 Net gains or losses on investments
 (both realized and unrealized)                              0.79
                                                          -------
  TOTAL FROM INVESTMENT OPERATIONS                           0.89
                                                          -------
LESS DISTRIBUTIONS:
 Dividends from net investment income                          --
 Distributions from capital gains                              --
                                                          -------
  TOTAL DISTRIBUTIONS                                          --
                                                          -------
NET ASSET VALUE, END OF PERIOD                            $ 10.89
                                                          =======
TOTAL RETURN                                                 8.90%
RATIOS/SUPPLEMENTAL DATA:
 Net Assets, End of Period (000 omitted)                  $ 5,482
 Ratios to Average Net Assets:#
  Expenses                                                   1.09%
  Net investment income                                      1.92%
  Expenses without waivers,
  assumption of expenses and earnings credits                2.90%
  Net investment income without
  waivers, assumption of expenses and earnings credits       0.11%
Portfolio Turnover Rate                                        75%

                                                                              Asset Allocation Portfolio
                                                         ---------------------------------------------------------------------
                                                                                 Year Ended August 31,
                                                          09/01/99                                                   03/01/95*
                                                           through                                                    through
                                                          02/29/00      1999        1998        1997        1996     08/31/95
                                                         ---------- ----------- ----------- ----------- ----------- ----------
PER SHARE OPERATING PERFORMANCE
 Net Asset Value, Beginning of Period                     $ 10.72    $ 10.64     $  11.57    $ 11.15     $ 11.04     $ 10.00
                                                          -------    -------     --------    -------     --------    -------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                                       0.15       0.24         0.28       0.33        0.66        0.21
 Net gains or losses on investments
 (both realized and unrealized)                              (0.05)     1.04        (0.25)      1.94        0.49        0.83
                                                          --------   -------     --------    -------     --------    -------
  TOTAL FROM INVESTMENT OPERATIONS                           0.10       1.28         0.03       2.27        1.15        1.04
                                                          --------   -------     --------    -------     --------    -------
LESS DISTRIBUTIONS:
 Dividends from net investment income                        0.30       0.18         0.30       0.30        0.67           --
 Distributions from capital gains                            0.08       1.02         0.66       1.55        0.37           --
                                                          --------   -------     --------    -------     --------    --------
  TOTAL DISTRIBUTIONS                                        0.38       1.20         0.96       1.85        1.04           --
                                                          --------   -------     --------    -------     --------    --------
NET ASSET VALUE, END OF PERIOD                            $ 10.44    $ 10.72     $  10.64    $ 11.57     $ 11.15     $ 11.04
                                                          ========   =======     ========    =======     ========    ========
TOTAL RETURN                                                  0.90%     11.88%      (0.04%)     22.61%      10.90%      10.40%
RATIOS/SUPPLEMENTAL DATA:
 Net Assets, End of Period (000 omitted)                  $  8,959   $  9,324    $  7,813    $  6,282    $  4,033    $  5,546
 Ratios to Average Net Assets:#
  Expenses                                                    0.85%      0.85%       0.85%       0.85%       0.85%       0.85%
  Net investment income                                       2.67%      2.48%       2.81%       3.28%       3.18%       3.86%
  Expenses without waivers,
  assumption of expenses and earnings credits                 2.06%      1.90%       1.91%       2.03%       2.33%       1.65%
  Net investment income without
  waivers, assumption of expenses and earnings credits        1.46%      1.43%       1.75%       2.10%       1.71%       3.06%
Portfolio Turnover Rate                                        113%       112%        162%        122%        155%         45%

* Commencement of operations.
# Short periods have been annualized.
b Net investment income per share has been calculated based on average shares outstanding during the period.

                       See notes to financial statements.

                                                                         page 27
                                    Financial Highlights (unaudited) (continued)

                                                                          U.S. Government Income Portfolio++
                                                         --------------------------------------------------------------------
                                                                                Year Ended August 31,
                                                          09/01/99                                                 03/01/95*
                                                           through                                                  through
                                                          02/29/00      1999       1998       1997        1996      08/31/95
                                                         ---------- ----------- ---------- ---------- ----------- -----------
PER SHARE OPERATING PERFORMANCE
  Net Asset Value, Beginning of Period                    $ 9.51     $  10.12    $  9.40     $ 9.53    $ 10.69     $ 10.00
                                                          ------     --------    -------     ------    -------     -------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                                      0.32         0.52       0.39       0.52       1.17        0.32
 Net gains or losses on investments
 (both realized and unrealized)                            (0.14)      (0.62)       0.64       0.22      (0.86)      0.37
                                                          -------    --------    -------     ------    -------    -------
  TOTAL FROM INVESTMENT OPERATIONS                          0.18        (0.10)      1.03       0.74       0.31        0.69
                                                          -------    --------    -------     ------    -------    -------
LESS DISTRIBUTIONS:
 Dividends from net investment income                       0.58         0.51       0.31       0.54       1.13          --
 Distributions from capital gains                           0.18           --         --       0.33       0.34          --
                                                          -------    --------    -------     ------    -------    --------
  TOTAL DISTRIBUTIONS                                       0.76         0.51       0.31       0.87       1.47          --
                                                          -------    --------    -------     ------    --------    --------
NET ASSET VALUE, END OF PERIOD                            $ 8.93     $   9.51    $ 10.12     $ 9.40    $  9.53     $ 10.69
                                                          =======    ========    =======     ======    ========    ========
TOTAL RETURN                                                1.98%       (1.15%)    11.12%      8.11%      2.62%       6.90%
RATIOS/SUPPLEMENTAL DATA:
 Net Assets, End of Period (000 omitted)                  $ 5,711    $  6,433    $ 6,581     $3,801    $ 2,994     $ 5,390
 Ratios to Average Net Assets:#
  Expenses                                                  0.80%        0.80%      0.80%      0.80%      0.80%       0.80%
  Net investment income                                     5.68%        5.35%      5.40%      5.91%      6.06%       6.19%
  Expenses without waivers,
  assumption of expenses and earnings credits               2.38%        1.97%      1.99%      1.50%      1.79%       1.62%
  Net investment income without
  waivers, assumption of expenses and earnings credits      4.10%        4.18%      4.21%      5.21%      5.07%       5.37%
Portfolio Turnover Rate                                       14%          31%        14%        40%        83%         46%

                                                                              Money Market Portfolio
                                                         -----------------------------------------------------------------
                                                                               Year Ended August 31,
                                                          09/01/99                                               03/01/95*
                                                           through                                                through
                                                          02/29/00     1999       1998       1997       1996     08/31/95
                                                         ---------- ---------- ---------- ---------- ---------- ----------
PER SHARE OPERATING PERFORMANCE
  Net Asset Value, Beginning of Period                     $ 1.00     $ 1.00     $ 1.00     $ 1.00     $ 1.00     $ 1.00
                                                           ------     ------     ------     ------     ------     ------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                                       0.03       0.05       0.05       0.05       0.05       0.03
 Net gains or losses on investments
 (both realized and unrealized)                                --         --         --         --         --         --
                                                           ------     ------     ------     ------     ------     ------
  TOTAL FROM INVESTMENT OPERATIONS                           0.03       0.05       0.05       0.05       0.05       0.03
                                                           ------     ------     ------     ------     ------     ------
LESS DISTRIBUTIONS:
 Dividends from net investment income                        0.03       0.05        .05       0.05       0.05       0.03
 Distributions from capital gains                              --         --         --         --         --         --
                                                           ------     ------     ------     ------     ------     ------
  TOTAL DISTRIBUTIONS                                        0.03       0.05       0.05       0.05       0.05       0.03
                                                           ------     ------     ------     ------     ------     ------
NET ASSET VALUE, END OF PERIOD                             $ 1.00     $ 1.00     $ 1.00     $ 1.00     $ 1.00     $ 1.00
                                                           ======     ======     ======     ======     ======     ======
TOTAL RETURN                                                 2.51%      4.66%      5.04%      4.93%      5.15%      2.79%
RATIOS/SUPPLEMENTAL DATA:
 Net Assets, End of Period (000 omitted)                   $4,111     $3,991     $3,279     $4,854     $2,950     $5,422
 Ratios to Average Net Assets:#
  Expenses                                                   0.55%      0.55%      0.55%      0.55%      0.55%      0.55%
  Net investment income                                      5.07%      4.54%      4.94%      4.84%      5.10%      5.46%
  Expenses without waivers,
  assumption of expenses and earnings credits                2.17%      2.28%      2.24%      1.46%      1.74%      1.21%
  Net investment income without
  waivers, assumption of expenses and earnings credits       3.45%      2.81%      3.25%      3.93%      3.91%      4.80%
Portfolio Turnover Rate                                        --         --         --         --         --         --

*  Commencement of operations.
#  Short periods have been annualized.
++ On 12/27/96, the Portfolio changed its name from U.S. Treasury Income
   Portfolio to U.S. Government Income Portfolio.

                       See notes to financial statements.

page 28     Notes to Financial Statements (unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES--Mutual Fund Variable Annuity Trust (the "Trust") was organized on April 14, 1994 as a Massachusetts Business Trust, and is registered under the Investment Company Act of 1940 (the "1940 Act"), as amended, as an open-end management investment company. The Trust was established to provide a funding medium for variable annuity contracts issued by life insurance companies. Shares of the Trust are issued only to insurance company separate accounts in connection with variable annuity contracts. The Trust issues six separate series of shares (the "Portfolio(s)"), each of which represents a separately managed portfolio of securities with its own investment objectives. The Portfolios are the Growth and Income Portfolio ("GIP"), Capital Growth Portfolio ("CGP"), International Equity Portfolio ("IEP"), Asset Allocation Portfolio ("AAP"), U.S. Government Income Portfolio ("USGIP") and Money Market Portfolio ("MMP").

     THE FOLLOWING IS A SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES FOLLOWED BY THE PORTFOLIOS:

     The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     A. Valuation of Investments--Equity securities and options are valued at the last sale price on the exchange on which they are primarily traded, including the NASDAQ National Market. Securities for which sale prices are not available and other over-the-counter securities are valued at the last quoted bid price.

          Except for MMP, bonds and other fixed income securities (other than short-term obligations), including listed issues, are valued on the basis of valuations furnished by a pricing service. In making such valuations, the pricing service utilizes both dealer-supplied valuations and electronic data processing techniques that take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon quoted prices. Short-term obligations are valued at amortized cost if acquired with fewer than 61 days to maturity, or at value, based on quoted exchange or over-the-counter prices, until the 61st day prior to maturity and thereafter by amortizing the value on the 61st day to par at maturity.

          Money market instruments held by MMP are valued at amortized cost, which approximates market value. The Trust's use of amortized cost is subject to the Trust's compliance with certain conditions as specified under Rule 2a-7 of the 1940 Act.

          Portfolio securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

     B. Security Transactions and Investment Income-- Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date.

          Purchases of to be announced (TBA), when-issued or delayed delivery securities may be settled a month or more after the trade date; interest income is not accrued until settlement date. Each Fund segregates assets with a current value at least equal to the amount of its TBA, when-issued and delayed delivery purchase commitments.

     C. Repurchase agreements--It is the Portfolios' policy that all repurchase agreements are fully collateralized by U.S. Treasury and Government Agency securities. All collateral is held by the Portfolio's custodian bank, sub-custodian or a bank with which the custodian bank has entered into a sub-custodian agreement or is segregated in the Federal Reserve Book Entry System. If the seller of a repurchase agreement defaults and the value of the collateral declines, or if the seller enters into an insolvency proceeding, realization of the collateral by the Portfolio may be delayed or limited.

     D. Futures Contracts--When a Portfolio enters into a futures contract, it makes an initial margin deposit in a segregated account, either in cash or liquid securities. Thereafter, the futures contract is marked to market and the Portfolio makes (or receives) additional cash payments daily to the broker. Changes in the value of the contract are recorded as unrealized appreciation/depreciation until the contract is closed or settled.

          The Portfolios may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Portfolio's credit risk is limited to failure of the exchange or board of trade.

             Notes to Financial Statements (unaudited) (continued)      page 29

          IEP may invest a portion of its liquid assets in index futures contracts to control the asset mix of the Portfolio in the most efficient manner. This allows the fund manager to more fully participate in the market, adjusting country exposures while incurring minimal transaction costs. Long index futures contracts are used to gain exposure to equities when the fund manager anticipates that this will be more efficient than buying stocks directly. The use of long futures contracts subjects the Portfolio to risk of loss up to the amount of the value of the contract. Short index futures contracts are used for hedging purposes (to reduce the exposure to equities). The use of short futures contracts subjects the Portfolio to unlimited risk of loss.

          AAP may invest in interest rate futures contracts as a hedge against rate risk or to change the duration of the fixed income components of the Portfolio.

          As of February 29, 2000, the Portfolios had outstanding futures contracts as described on the respective Portfolio of Investments.

     E. Foreign Currency Translations--The books and records of the Portfolios are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the official exchange rates, or at the mean of the current bid and asked prices of such currencies against the U.S. dollar last quoted by a major bank on the following basis:

          (1) Market value of investment securities, other assets and liabilities: at the closing rate of exchange at the balance sheet date.

          (2) Purchases and sales of investment securities and income and expenses: at the rates of exchange prevailing on the respective dates of such transactions.

          Reported realized foreign exchange gains or losses arise from disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolios' books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies which are held at period end.

     F. Forward Foreign Currency Exchange Contracts-- A forward foreign currency contract is an obligation to purchase or sell a specific currency for an agreed price at a future date. Each day the forward contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market." When the forward contract is closed, or the delivery of the currency is made or taken, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio's basis in the contract. The Portfolios are subject to off balance sheet risk to the extent of the value of the contract for purchases of currency and in an unlimited amount for sales of currency.

     G. Federal Income Tax Status--It is each Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

     H. Dividends and Distributions to Shareholders--The Portfolios record dividends and distributions to their shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment.

          Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

     I. Expenses--Direct expenses of a Portfolio are charged to the respective Portfolio. General Trust expenses are allocated on the basis of relative net assets or on another reasonable basis
page 30     Notes to Financial Statements (unaudited) (continued)

2. FEES AND OTHER TRANSACTIONS
   WITH AFFILIATES

     A. Investment Advisory Fees--The Chase Manhattan Bank ("Chase"), a direct wholly-owned subsidiary of the Chase Manhattan Corporation, is the Portfolios' investment advisor (the "Advisor") and custodian (the "Custodian"). The Advisor manages the assets of the Portfolios pursuant to an Advisory Agreement and, for such services, is paid an annual fee computed daily and paid monthly based on an annual rate equal to 0.80% of the International Equity Portfolio's, 0.60% of the Capital Growth and Growth and Income Portfolios', 0.55% of the Asset Allocation Portfolio's, 0.50% of the U.S. Government Income Portfolio's and 0.25% of the Money Market Portfolio's average daily net assets. The Advisor voluntarily waived some or all its fees as shown in 2.D.

          Chase Asset Management, Inc. ("CAM"), a registered investment advisor, is the sub-investment advisor to each Portfolio pursuant to a Sub-Investment Advisory Agreement between CAM and Chase. CAM is a wholly-owned subsidiary of Chase and is entitled to receive a fee, payable by Chase from its advisory fee, at an annual rate equal to 0.30% of the Growth and Income and Capital Growth Portfolios', 0.25% of the Asset Allocation and U.S. Government Income Portfolios' and 0.10% of the Money Market Portfolio's average daily net assets.

          Chase Asset Management (London) Limited (CAM London), a registered investment advisor, is the sub-investment advisor to the International Equity Portfolio pursuant to a Sub-Investment Advisory Agreement between CAM London and Chase. CAM London is a wholly-owned subsidiary of Chase and is entitled to receive a fee, payable by Chase from its advisory fee, at an annual rate equal to 0.40% of the average daily net assets of the International Equity Portfolio.

     B. Administration Fee--Pursuant to an Administration Agreement, Chase (the "Administrator") provides certain administration services to the Portfolios. For these services, the Administrator receives from each Portfolio a fee computed at an annual rate equal to 0.05% of the respective Portfolio's average daily net assets. The Administrator voluntarily waived some or all of its fees as shown in 2.D.

     C. Sub-Administration Fees--Pursuant to a Sub-Administration Agreement, Vista Fund Distributors, Inc. ("VFD" or the "Sub-Administrator"), an indirect wholly-owned subsidiary of The BISYS Group Inc., provides certain sub-administration services to the Portfolios, including providing officers, clerical staff and office space for an annual fee of 0.15% of the average daily net assets of each Portfolio. The Sub-Administrator voluntarily waived some or all of its fees as shown in 2.D.

     D. Assumption of Expenses--For the six months ended February 29, 2000 , the Portfolios' vendors voluntarily waived expenses as follows:

                       GIP        CGP        IEP        AAP       USGIP      MMP
                   ---------- ---------- ---------- ---------- ---------- ---------
  Advisory          $39,701    $36,325    $31,846    $25,128    $14,824    $ 4,963
  Administration         --     11,630      7,962      9,137      5,929      3,971
                    -------    -------    -------    -------    -------    -------
                    $39,701    $47,955    $39,808    $34,265    $20,753    $ 8,934
                    =======    =======    =======    =======    =======    =======

  The Sub-Administrator voluntarily assumed certain expenses of the funds:

  Assumed
  Expenses               --         --    $32,324    $19,747    $25,787    $22,998
                    =======    =======    =======    =======    =======    =======

     E. Other--Chase provides portfolio custody and fund accounting services for all of the Portfolios, with the exception of the IEP for which it provides only custody services. Compensation for such services from Chase is presented in the Statement of Operations as Custodian fees.

          Custodian fees are subject to reduction by credits earned by each Fund, based on cash balances held by Chase as custodian. Such earnings credits are presented separately in the Statement of Operations. The Funds could have invested the cash balances utilized in connection with the earnings credit arrangements in income producing assets if they had not entered into such arrangements.

          The Trust has adopted an unfunded noncontributory defined benefit pension plan covering all independent trustees of the Trust who will have served as an independent trustee for at least five years at the time of retirement. Benefits under this plan are based on compensation and years of service. Pension expenses for the six months ended February 29, 2000, included in Trustees Fees in the Statement of Operations, and accrued pension liability included in other accrued liabilities in the Statement of Assets and Liabilities were as follows:

                                                    Accrued
                                       Pension      Pension
                                      Expenses     Liability
    Portfolio:                       ----------   ----------
  Growth and Income Portfolio           $166         $1,372
  Capital Growth Portfolio               112          1,050
  International Equity Portfolio          68            541
  Asset Allocation Portfolio              82            647
  U.S. Government Income
  Portfolio                               53            450
  Money Market Portfolio                  34            334

              Notes to Financial Statements (unaudited) (continued)      page 31

3. INVESTMENT TRANSACTIONS--For the six months ended February 29, 2000, the cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

                          GIP           CGP           IEP           AAP          USGIP
                          ---           ---           ---           ---          -----
    Purchases
    (excluding U.S.
    Government)       $ 9,170,880   $9,937,585    $4,419,400    $6,137,651    $       --
    Sales (excluding
    U.S. Government)   11,755,953    9,268,454     5,326,096     5,659,881            --
    Purchases of
    U.S. Government            --           --            --     3,675,248       795,949
    Sales of
    U.S. Government            --           --            --     4,285,088     1,268,782

4. FEDERAL INCOME TAX MATTERS--For Federal income tax purposes, the cost and unrealized appreciation/(depreciation) in value of the investment securities at February 29, 2000 are as follows:


                              GIP            CGP           IEP           AAP          USGIP
                        -------------- -------------- ------------- ------------- -------------
    Aggregate cost       $ 15,005,196   $ 10,214,016   $6,622,348    $8,729,931    $5,796,252
                         ------------   ------------   ----------    ----------    ----------
    Gross unrealized
    appreciation            2,302,206      2,985,007    2,783,191       706,969        22,123
    Gross unrealized
    depreciation           (1,449,585)    (1,022,170)    (400,946)     (506,425)     (264,076)
                         ------------   ------------   ----------    ----------    ----------
    Net unrealized
    appreciation/
    (depreciation)       $    852,621   $  1,962,837   $2,382,245    $  200,544    $ (241,953)
                         ============   ============   ==========    ==========    ==========


5. FOREIGN CASH POSITIONS--International Equity Portfolio


                                                                              Net
                                 Delivery                     Market      Unrealized
                               Value (Local                    Value      Gain (Loss)
          Currency               Currency)     Cost (USD)      (USD)         (USD)
----------------------------  --------------  ------------  ----------  --------------
    Australian Dollar              54,395       $ 35,836    $ 33,480       $(2,356)
    British Pound Sterling         82,724        132,208     130,617        (1,591)
    EURO                          110,325        108,566     106,403        (2,163)
    Greek Drachma                  60,000            215         173           (42)
    Hong Kong Dollar                1,284            165         165            --
    Indonesian Rupiah             894,077             58         120            62
    Japanese Yen                   16,865            164         153           (11)
    Malaysian Ringgit               1,835            432         483            51
    Mexican Peso                       93              9          10             1
    Philippine Peso                22,439            535         548            13
    Singapore Dollar                   67             41          39              (2)
    Swedish Krona                     567             67          65              (2)
    Swiss Franc                       580            364         348           (16)
    Thai Baht                      47,560          1,231       1,248            17
                                  -------       --------    --------       ---------
                                                $279,891    $273,852       $(6,039)
                                                ========    ========       =========

6. CONCENTRATION OF SHAREHOLDERS
   At February 29, 2000, all shares outstanding for each Portfolio are owned either directly or indirectly by a single insurance company.

7. CONCENTRATION OF CREDIT RISK

   As of February 29, 2000, MMP invested 56.1% of its net assets in securities issued by institutions in the financial services industry including banks, broker dealers and insurance companies. General economic conditions, as well as exposure to credit losses arising from possible financial difficulties of borrowers, play an important role in the operation of the financial services industry.

   IEP invested 22.0% and 17.9% of its net assets in Japan and the United Kingdom, respectively. The issuers' abilities to meet their obligations may be affected by economic or political developments in a specific country or region.

8. BANK BORROWINGS
   IEP may borrow money for temporary or emergency purposes. Any borrowings representing more than 5% of IEP's total assets must be repaid before IEP may make additional investments. IEP has entered into an agreement, enabling it to participate with other Chase Vista Funds in an unsecured line of credit with a syndicate of banks, which permits borrowings up to $350 million, collectively. Interest is charged to IEP based on its borrowings at an annual rate equal to the sum of the Federal Funds Rate plus 0.50%. IEP also pays a commitment fee of 0.10% per annum on the average daily amount of the available commitment, which is allocated on a pro-rata basis to IEP. The commitment fee is included in Other expenses on the Statement of Operations. Borrowings are payable on demand.

   IEP had no borrowings outstanding at February 29, 2000, nor at any time during the six months then ended.